                                                    [LOGO]

                                                    FORTIS

                                   Solid partners, flexible solutions-SM-


Invest for today's needs, tomorrow's dreams


                                                         Fortis Bond Funds
                                                         Annual Report
                                                         JULY 31, 2000


                                                         Fortis Financial Group

FORTIS BOND FUNDS ANNUAL REPORT

  CONTENTS

  LETTERS TO SHAREHOLDERS                                         2

  SCHEDULES OF INVESTMENTS
     U.S. GOVERNMENT SECURITIES FUND                              6
     STRATEGIC INCOME FUND                                        8
     HIGH YIELD PORTFOLIO                                        12

  STATEMENTS OF ASSETS AND LIABILITIES                           17

  STATEMENTS OF OPERATIONS                                       18

  STATEMENTS OF CHANGES IN NET ASSETS
     U.S. GOVERNMENT SECURITIES FUND                             19
     STRATEGIC INCOME FUND                                       20
     HIGH YIELD PORTFOLIO                                        21

  NOTES TO FINANCIAL STATEMENTS                                  22

  INDEPENDENT AUDITORS' REPORT                                   31

  FEDERAL INCOME TAX INFORMATION                                 32

  DIRECTORS AND OFFICERS                                         33

- TOLL-FREE PERSONAL ASSISTANCE
 - Shareholder Services

 - (800) 800-2000, Ext. 3012

 - 7:30 a.m. to 7:00 p.m. CST, Monday thru Friday

- TOLL-FREE INFORMATION LINE

 - For daily account balances,
   transaction activity or net asset
   value information

 - (800) 800-2000, Ext. 4344

 - 24 hours a day

FOR MORE INFORMATION ABOUT FORTIS FINANCIAL GROUP'S FAMILY OF PRODUCTS, CALL YOUR INVESTMENT REPRESENTATIVE OR THE HOME OFFICE AT (800) 800-2000.

TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL
(800) 800-2000, EXT. 4579.

HOW TO USE THIS REPORT

For a quick overview of the fund's performance during the past twelve months, refer to the Highlights box below. The letters from the portfolio manager and president provides a more detailed analysis of the fund and financial markets.

The charts and the letter are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the fund invests, and the pie chart shows a breakdown of the fund's assets by sector or industry.

The performance chart graphically compares the fund's total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your fund does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

HIGHLIGHTS

FOR THE YEAR ENDED JULY 31, 2000

                                                 CLASS A    CLASS B    CLASS C    CLASS E    CLASS H
                                                 -------    -------    -------    -------    -------
U.S. GOVERNMENT
  SECURITIES FUND
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $ 8.96     $ 8.94     $ 8.93     $ 8.96     $ 8.94
  End of year................................    $ 8.86     $ 8.83     $ 8.83     $ 8.86     $ 8.83

DISTRIBUTIONS PER SHARE
  From net investment income.................    $ .500     $ .438     $ .438     $ .524     $ .438

STRATEGIC INCOME FUND
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $ 9.14     $ 9.14     $ 9.15         --     $ 9.14
  End of year................................    $ 8.82     $ 8.82     $ 8.83         --     $ 8.82

DISTRIBUTIONS PER SHARE
  From net investment income.................    $ .710     $ .640     $ .640         --     $ .640

HIGH YIELD PORTFOLIO
NET ASSET VALUE PER SHARE:
  Beginning of year..........................    $ 6.67     $ 6.67     $ 6.66         --     $ 6.66
  End of year................................    $ 6.06     $ 6.06     $ 6.05         --     $ 6.06

DISTRIBUTIONS PER SHARE
  From net investment income.................    $ .574     $ .528     $ .528         --     $ .528

PORTFOLIO COMPOSITION BY SECTOR AS OF 7/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FNMA's                              38.4%
FHLMC's                             17.7%
U.S. Treasury Securities            16.7%
Other Direct Federal
Obligations                         12.0%
GNMA's                              10.0%
Cash Equivalents/Receivables         5.2%

TOP 10 HOLDINGS AS OF 7/31/2000

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  Federal Home Loan Bank (7.31%) 2004                     11.9%
 2.  FHLMC Gold (7.00%) 2030                                  6.7%
 3.  U.S. Treasury Bond (8.00%) 2021                          4.8%
 4.  GNMA (7.00%) 2028                                        4.1%
 5.  U.S. Treasury Note (5.00%) 2001                          4.1%
 6.  FHLMC (7.00%) 2010                                       4.0%
 7.  FNMA (7.00%) 2030                                        3.1%
 8.  FHLMC (5.00%) 2004                                       3.1%
 9.  U.S. Treasury Bond (8.75%) 2017                          2.8%
10.  FNMA (7.184%) 2006                                       2.7%

CLASS A, B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                       Since
                                                    1 Year   5 Year   Inception+
--------------------------------------------------------------------------------
Class A shares#                                     +4.62%   +5.49%     +6.56%
Class A shares##                                    -0.09%   +4.52%     +5.71%
Class B shares#                                     +3.79%   +4.69%     +5.76%
Class B shares##                                    +0.24%   +4.40%     +5.64%
Class C shares#                                     +3.91%   +4.72%     +5.77%
Class C shares##                                    +2.92%   +4.72%     +5.77%
Class H shares#                                     +3.79%   +4.69%     +5.76%
Class H shares##                                    +0.24%   +4.40%     +5.64%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes ( A, B, C, E and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class E and A have a maximum sales charge of 4.50%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
  #  Without sales charge.
 ##  With sales charge. Assumes redemption on July 31, 2000.
  +  Since November 14, 1994 --- Date shares were first offered to the public.

YOUR U.S. GOVERNMENT SECURITIES FUND

MANAGED WITH A DISCIPLINED, CONSISTENT INVESTMENT APPROACH, THIS FUND IS DESIGNED TO SEEK A STRONG TOTAL RETURN, AS WELL AS A RELATIVELY HIGH LEVEL OF CURRENT INCOME, BY FOCUSING ITS INVESTMENTS IN U.S. GOVERNMENT BONDS, TREASURIES AND MORTGAGE-BACKED SECURITIES.

The economy continued to expand over the last 12 months, as real Gross Domestic Product (GDP) grew by 5.1%++, a record for the current ten-year expansion, and the highest year-on-year rate since 1984. Although core inflation (ex-food and energy) remained benign at 2.4%, a 50% rise in the price of oil pushed the Consumer-Price Index (CPI) to 3.7%++. The Federal Reserve, concerned about potential inflationary imbalances associated with tight labor markets and wealth driven consumption, raised the Federal Funds Rate a total of 1.5% during that time.

While the Federal Reserve was raising short-term rates in order to slow down the economy, the Treasury began making significant changes to its debt management schedule. Because of sizeable current and projected budget surpluses, the Treasury reduced the size and frequency of a number of its auctions, and implemented a debt buyback program aimed at outstanding bonds with ten or more years left to maturity. Through July 31, 2000, the Treasury had repurchased $17.5 billion Treasury Bonds maturing between 2015 and 2023. The combination of the Fed raising short-term rates and the Treasury actively reducing the supply of longer maturity bonds caused the yield curve to invert (shorter maturity issues yielding more than longer maturity issues.) Over the year, two-year Treasury yields rose 0.64%, while 30-year Treasury yields fell 0.33%.

With respect to Agency Debentures, in early February Congress held hearings concerning the activities of the Government Sponsored Enterprises (GSEs -- FNMA, FHLMC, and FHLB.) Specifically, Congress questioned whether the GSEs unfairly benefit from the market's perception that their debt is U.S. Government guaranteed. Subsequent concerns about the credit-worthiness of these Enterprises caused their yield premiums to increase 0.4%-0.6% on average over the 12-month period.

We felt that the buyback program might lead to an inverted yield curve. Accordingly, we positioned the portfolio to benefit from the inversion, increasing our exposure to the long term (10 + years) components of the Treasury market while maintaining a 4.75 year duration. Unfortunately, we did not expect the congressional inquiry into the practices of the GSEs, and our modest overweight in this sector hurt the portfolio's performance. For the year ended July 31, 2000, the portfolio returned 4.91% for Class E before sales charge compared to 5.16% for the Lehman Intermediate Government Index.

Going forward, given the recent evidence that the economy has slowed, we wouldn't be surprised if the Federal Reserve left short rates unchanged for the balance of this year. We also expect the yield curve to remain inverted, as the Treasury continues to retire long term debt as part of its buyback program. Longer term, we believe that the economy will grow at a more moderate 3.5%-4.0% pace and that long-term interest rates can stay below 6%. Finally, while we don't expect significant short-term performance relative to Treasuries from MBS and Agency Debentures, we think their yield premiums are attractive over the long term.

Sincerely,

/s/ Dean C. Kopperud                         /s/ Howard G. Hudson
Dean C. Kopperud                             Howard G. Hudson
President                                    Vice President

++12 Months ending 6/30/00 -- the latest data available

VALUE OF $10,000 INVESTED AUGUST 1, 1990

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    U.S. GOVERNMENT SECURITIES FUND
      AVERAGE ANNUAL TOTAL RETURN          1 YEAR     5 YEAR     10 YEAR
ClASS E *                                    +0.19%     +4.80%     +5.99%
CLASS E **                                   +4.91%     +5.77%     +6.48%

                    LEHMAN BROTHERS
                INTERMEDIATE GOVERNMENT              U.S. GOVERNMENT
                       INDEX ***                 SECURITIES FUND CLASS E
8/1/90                               $10,000                         $9,550
91                                   $11,020                        $10,570
92                                   $12,540                        $11,861
93                                   $13,566                        $12,901
94                                   $13,691                        $12,551
95                                   $14,838                        $13,519
96                                   $15,610                        $14,205
97                                   $16,950                        $15,635
98                                   $18,107                        $16,796
99                                   $18,840                        $17,058
00                                   $19,813                        $17,895

                          Annual period ended July 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.50%.
 ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
*** An unmanaged index of government bonds with an average maturity of eight to nine years.

[PHOTO]

YOUR STRATEGIC INCOME FUND

THE FUND'S INVESTMENT OBJECTIVE IS TO MAXIMIZE TOTAL RETURN (FROM CURRENT INCOME AND CAPITAL APPRECIATION) BY PRIMARILY INVESTING IN A DIVERSIFIED PORTFOLIO OF U.S. GOVERNMENT SECURITIES, INVESTMENT AND NON-INVESTMENT GRADE BONDS ISSUED BY FOREIGN GOVERNMENTS AND COMPANIES, AND NON-INVESTMENT GRADE BONDS ISSUED BY U.S. COMPANIES.

The twelve-month period ended July 31, 2000 was a challenging one for most fixed income markets around the world. Global economic growth gathered momentum, exerting pressure on some central bankers to raise interest rates. The global economic recovery that has taken place since the liquidity crisis in fourth quarter of 1998 has not been uniform in nature or magnitude around the world. A strong U.S. dollar helped export-driven economies, such as Mexico and South Korea, while political and social turmoil has restrained growth in countries such as Indonesia, Russia and parts of sub-Saharan Africa. Also, rising energy prices helped lift oil-rich countries including the members of OPEC. In this highly uncertain environment, the fund's strategy of diversification across three primary sectors was put to the test and proved its value. The fund's investments in U.S. government securities, U.S. high yield securities and international fixed income securities each demonstrated a unique pattern of performance and volatility, as typically occurs. The U.S. government market posted positive returns, while the high yield market was essentially flat. In the international sector, the Salomon Brothers World Government Bond Index returned -1.01%. The fund's diversification across these asset classes helped reduce its volatility and achieve a more balanced return.

For the fiscal year ended July 31, 2000, the fund returned 4.43% for Class A before sales charge compared to the Lehman Brothers Aggregate Bond Index return of 5.97%. The latter part of calendar year 1999 was dominated by investor anxiety regarding the potential impact of the Y2K bug, concerns that the U.S. economy was growing at an unsustainable rate and about possible interest rate hikes by the Federal Reserve. The strong economy and hot stock market siphoned investor funds away from the fixed income securities. As investors pulled money out of fixed income mutual funds, managers were forced to liquidate holdings, driving down corporate bond prices.

As the year progressed, the Federal Reserve Board became increasingly concerned that the combination of 1) tight labor markets, 2) increased wealth generated by stock returns, 3) rising wages, and 4) rising energy prices would serve to rekindle inflation. Since price stability remains its primary objective, the Fed decided to raise short-term interest rates, extending the current round of interest rate hikes they began in mid-1999. Also significant was the bond buy-back program announced by the U.S. Treasury. This announcement caused intermediate and long-term interest rates to decline. By mid-year 2000, the steady upward march by the equity markets had been stalled, the labor markets began to stabilize and the economy showed early signs of cooling.

The fund's performance during the year was enhanced by our government bond holdings in the U.S. and in Mexico. Mexico's sovereign bond rating was upgraded to investment grade (Baa3) by Moody's Investors Services which caused the yield on its bonds to decline driving prices higher. Our significant weighting in U.S. corporate and government securities helped as the U.S. dollar strengthened and the economy continued to expand at a rapid pace. On the other side of the ledger, our interest rate-sensitive zero coupon bond holdings lagged when interest rates climbed higher, and our credit sensitive corporate bond holding came under pressure and credit spread premiums widened in most markets.

OUTLOOK: We expect economic growth in many of the world's larger economies to moderate somewhat during the second half of 2000 primarily due to the drag caused by high short-term interest rates and high energy prices. This slowdown should relieve some of the pressure on the Federal Reserve to raise interest rates in the U.S. To the extent this scenario unfolds, we plan to keep the fund broadly diversified with its foreign investments generally targeting countries with expanding economies. Also, we plan to focus our corporate bond investments in companies and industries expected to produce stable and improving cash flow. We feel the recent increases in interest rates has created an opportunity for fixed income investors to capture high levels of current income and the potential for attractive total returns should bond prices begin to rebound.

Sincerely,

/s/ Dean C. Kopperud                                       /s/ Howard G. Hudson
Dean C. Kopperud                                           Howard G. Hudson
President                                                  Vice President

PORTFOLIO COMPOSITION BY SECTOR AS OF 7/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate Bonds-Non-Investment Grade      30.8%
Foreign Bonds-Investment Grade            31.0%
Foreign Bonds-Non-Investment Grade        11.0%
Corporate Bonds-Investment Grade          11.2%
Cash Equivalents/Receivables               6.7%
FNMAs                                      3.9%
U.S. Treasury Securities                   3.4%
Asset Backed Securities                    2.0%

TOP 10 HOLDINGS AS OF 7/31/2000

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  Grupo Iusacell S.A. de C.V. (14.25%) 2006                2.2%
 2.  News America Holdings (8.875%) 2023                      2.1%
 3.  PTC International Finance II S.A (11.25%) 2009           2.1%
 4.  Malaysia (8.75%) 2009                                    2.1%
 5.  FNMA (6.52%) 2008                                        2.1%
 6.  Kingdom of Spain (7.00%) 2005                            2.0%
 7.  Telecorp PCS, Inc. (11.625%) 2009                        2.0%
 8.  360 Communications Co. (7.50%) 2006                      2.0%
 9.  J.P. Morgan Commercial Mortgage Finance Corp.
     (7.47%) 2028                                             2.0%
10.  Poland (Republic of) (7.125%) 2004                       2.0%

HOLDINGS BY COUNTRY AS OF 7/31/2000

                                            Percent of
Country                                     Net Assets
---------------------------------------------------------
United States                                    58.0%
Argentina                                         4.9%
Spain                                             4.7%
Mexico                                            4.3%
Norway                                            3.5%
Canada                                            2.7%
Chile                                             2.7%
Malaysia                                          2.1%
Korea (Republic of)                               2.0%
Poland                                            2.0%
Venezuela                                         2.0%
Austria                                           1.9%
Brazil                                            1.8%
Netherlands                                       1.7%
United Kingdom                                    1.0%
Germany                                           1.0%
Denmark                                           1.0%
Bermuda                                           0.9%
Luxembourg                                        0.9%
Panama                                            0.9%

VALUE OF $10,000 INVESTED DECEMBER 1, 1997

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        STRATEGIC INCOME FUND
     AVERAGE ANNUAL TOTAL RETURN
                                                                   SINCE
                                           1 YEAR      DECEMBER 1, 1997@
CLASS A*                                   -0.27%                 +0.56%
CLASS A**                                  +4.43%                 +2.31%


                   LEHMAN BROTHERS             STRATEGIC INCOME FUND         SAL
               AGGREGATE BOND INDEX***                CLASS A                 WORLD INDEX****
12/1/97                            $10,000                        $9,550                  $10,000
98                                 $10,520                       $10,005                  $10,261
99                                 $10,782                        $9,719                  $10,932
00                                 $11,425                       $10,150                  $10,849

                          Annual period ended July 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.50%.
 ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
*** An unmanaged index of government, corporate and mortgage-backed securities with an average maturity of approximately nine years.
**** An unmanaged index of world government bonds with maturities of at least one year.
  @  Date shares were first offered to the public.

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                         Since
                                            1 Year    Inception+
-----------------------------------------------------------------
Class B shares#                               +3.63%       +1.57%
Class B shares##                              +0.17%       +0.71%
Class C shares #                              +3.63%       +1.62%
Class C shares ##                             +2.66%       +1.62%
Class H shares #                              +3.63%       +1.58%
Class H shares ##                             +0.18%       +0.73%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.50%. Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
  #  Without CDSC.
 ##  With CDSC. Assumes redemption on July 31, 2000.
  +  Since December 1, 1997 -- Date shares were first offered to the public.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 7/31/2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                        25.6%
Cable and Other Program Distribution         13.8%
Telecommunications-Other                     10.7%
Telecommunications-Wired                     10.7%
Gambling Industries                           9.4%
Telecommunications-Wireless                   7.0%
Radio and Television Broadcasting             5.8%
Other Information Services                    3.9%
Cash Equivalents/Receivable                   3.4%
Cable and Other Subscription
Programming                                   3.3%
Manufacturing-Motor Vehicle Parts             3.3%
Support Activities for Mining                 3.1%

TOP 10 HOLDINGS AS OF 7/31/2000

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  United Pan-Europe Communications (11.25%) 2009           2.7%
 2.  United International Holdings (12.31%) 2008              2.6%
 3.  Isle of Capri Casinos (8.75%) 2009                       2.3%
 4.  Argosy Gaming Co. (10.75%) 2009                          2.3%
 5.  Exodus Communications, Inc. (11.625%) 2010               2.2%
 6.  Young Broadcasting Corp. (11.75%) 2004                   2.1%
 7.  Global Crossing Holdings Ltd. (9.50%) 2009               2.1%
 8.  Olympus Communication L.P. (10.625%) 2006                2.1%
 9.  Adelphia Communications Corp. (9.375%) 2009              2.0%
10.  Telecorp PCS, Inc. (11.625%) 2009                        1.9%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                                     Since
                                            1 Year      5 Year     Inception+
------------------------------------------------------------------------------
Class B shares#                               -1.29%      +3.58%       +4.69%
Class B shares##                              -4.51%      +3.38%       +4.61%
Class C shares #                              -1.29%      +3.56%       +4.68%
Class C shares ##                             -2.19%      +3.56%       +4.68%
Class H shares #                              -1.13%      +3.59%       +4.70%
Class H shares ##                             -4.36%      +3.39%       +4.62%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.50%. Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, 3.00% if redeemed in year three or four, 2.00% if redeemed in year five and 1.00% if redeemed in year six (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
  #  Without CDSC.
 ##  With CDSC. Assumes redemption on July 31, 2000.
  +  Since November 14, 1994 -- Date shares were first offered to the public.

YOUR HIGH YIELD PORTFOLIO

LONG-TERM INVESTORS, WILLING TO ACCEPT GREATER PRICE FLUCTUATIONS, MAY CHOOSE TO DIVERSIFY THEIR STOCK OR BOND INVESTMENTS WITH THIS PORTFOLIO OF HIGHER YIELDING BONDS. ITS MONEY MANAGERS INVEST IN A WIDELY DIVERSIFIED PORTFOLIO OF LOWER-RATED CORPORATE BONDS.

The twelve-month period ended July 31, 2000 was a difficult one for the U.S. fixed income market. The latter part of 1999 was dominated by investor anxiety regarding the potential impact of the Y2K bug, concerns that the economy was growing at an unsustainable rate and about interest rate hikes by the Federal Reserve. However, the equity markets shook off these concerns and came roaring out of the gates in early 2000 as Y2K fears faded and the economy showed persistent strength with Gross Domestic Product (GDP) growth in the 5% range. The strong economy, a red-hot IPO market and, in particular, a frothy "tech stock" market siphoned investor funds away from fixed income securities. The high yield market was not immune to this trend as investors pulled money out of fixed income mutual funds, forcing managers to liquidate holdings, driving down corporate bond prices. The high yield market finished the second quarter of 2000 on a positive note, as June was the best month of the year for performance and investment inflow into high yield mutual funds.

For the fiscal year ended July 31, 2000, the fund's net asset value total return for the Class A shares before sales charge was -0.57%, slightly outperforming the Lehman Bros. High Yield Index return of -0.67%. During the course of the year, the Federal Reserve Board became increasingly concerned that the combination of 1) tight labor markets, 2) increased wealth generated by stock returns, 3) rising wages, and 4) rising energy prices would combine to rekindle inflation. Since price stability remains its primary objective, the Fed decided to raise short-term interest rates, extending the current round of interest rate hikes they began in mid-1999. Also significant was the bond buy-back program announced by the U.S. Treasury. This announcement caused intermediate and long-term interest rates to decline and could provide stimulus to the economy that otherwise would not be there. Despite the buy-back program, by mid-year 2000 the steady upward march by the equity markets had been halted, the labor markets began to stabilize and the economy showed early signs of cooling. The high yield market saw slow steady selling during this period, with declining bond prices offsetting the high level of income earned by high yield investors.

Our fund's performance was enhanced in this down-market environment by our underweighting in lower-quality high yield bonds, those rated CCC and below. The Fund was also helped by its holdings in higher-quality BB-rated bonds and its exposure to top performing sectors, such as the energy sector. On the other side of the ledger, our interest rate-sensitive zero coupon bond holdings lagged as interest rates climbed higher. We also chose to reduce our holdings in "home builders" as we anticipated a slowdown in housing activity driven by higher mortgage rates. This decision turned out to be a bit premature as housing sales continued to be strong despite higher borrowing costs during the year.

OUTLOOK: We expect economic growth to slow during the second half of 2000 primarily due to the drag caused by high short-term interest rates and high energy prices. This slowdown should relieve some of the pressure on the Federal Reserve to raise interest rates. Our outlook is for economic growth to moderate to a more sustainable rate. The gradual approach toward raising rates taken by the Fed should provide corporate America with some time to adjust to the changing business climate, making the downturn less painful to prudent managers. To the extent this scenario unfolds, we plan to keep the fund broadly diversified with an emphasis on companies expected to produce stable and improving cash flow, and should underweight cyclical industries such as industrial commodities. We feel the recent increases in interest rates has created an opportunity for investors to capture higher levels of current income and the potential for attractive total returns should bond prices begin to recover.

Sincerely,

/s/ Dean C. Kopperud                                                       /s/ Howard G. Hudson
Dean C. Kopperud                                                           Howard G. Hudson
President                                                                  Vice President

VALUE OF $10,000 INVESTED AUGUST 1, 1990

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          HIGH YIELD PORTFOLIO
      AVERAGE ANNUAL TOTAL RETURN
                                             1 YEAR     5 YEAR     10 YEAR
CLASS A*                                     -5.05%     +3.28%      +8.73%
CLASS A**                                    -0.57%     +4.24%      +9.23%

                LEHMAN BROTHERS            HIGH YIELD PORTFOLIO
              HIGH YIELD INDEX***                CLASS A
8/1/1990                      $10,000                        $9,550
91                            $11,489                       $11,376
92                            $14,066                       $13,912
93                            $16,223                       $16,300
94                            $16,778                       $17,263
95                            $19,178                       $18,764
96                            $20,868                       $19,789
97                            $24,307                       $22,661
98                            $26,494                       $23,639
99                            $26,351                       $23,222
2000                          $26,175                       $23,089

                          Annual period ended July 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.50%.
 ** These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
***  An unmanaged index of lower quality, high yield corporate debt securities.

FORTIS BOND FUNDS
U.S. GOVERNMENT SECURITIES FUND
Schedule of Investments
July 31, 2000

U.S. GOVERNMENT AND AGENCY SECURITIES-94.85%
--------------------------------------------------------------------------------

    Principal                                                                     Market
     Amount                                                       Cost (a)      Value (b)
   -----------                                                  ------------   ------------
                FEDERAL HOME LOAN MORTGAGE CORPORATION-17.74%
                MORTGAGE BACKED SECURITIES:
   $16,800,000  7.00% Gold 2030 (e)..........................   $ 16,251,375   $ 16,238,250
      475,358   8.00% 2002...................................        487,242        477,586
    1,157,123   9.00% 2001-2022..............................      1,228,887      1,189,753
       53,958   10.50% 2015..................................         58,022         58,848
      167,437   11.25% 2013-2014.............................        178,594        185,623
      331,833   11.50% 2015-2019.............................        359,325        370,616
      392,995   11.75% 2010-2014.............................        433,030        442,181
       85,383   12.50% 2019..................................         90,923         96,936
                                                                ------------   ------------
                                                                  19,087,398     19,059,793
                                                                ------------   ------------
                NOTES:
    7,950,000   5.00% 2004...................................      7,457,856      7,474,598
    3,000,000   6.75% 2029...................................      2,903,301      2,896,623
    3,965,000   6.90% 2007...................................      3,873,193      3,939,592
    9,700,000   7.00% 2010...................................      9,698,463      9,609,247
                                                                ------------   ------------
                                                                  23,932,813     23,920,060
                                                                ------------   ------------
                TOTAL FEDERAL HOME LOAN MORTGAGE
                  CORPORATION................................     43,020,211     42,979,853
                                                                ------------   ------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION-38.40%
                MORTGAGE BACKED SECURITIES:
    2,376,047   5.85% 2009...................................      2,376,448      2,179,317
    2,949,958   5.89% 2008...................................      2,607,946      2,716,224
    1,427,836   6.01% 2009...................................      1,453,300      1,322,819
    2,896,114   6.36% 2008...................................      2,892,381      2,755,649
   30,121,725   6.50% 2013-2029..............................     29,315,050     28,861,100
    5,946,026   6.52% 2008...................................      5,638,827      5,707,311
    1,902,332   6.63% 2005...................................      1,944,109      1,849,149
   19,573,422   7.00% 2029-2030..............................     18,707,607     18,914,585
    6,551,813   7.184% 2006..................................      6,485,131      6,509,134
    9,919,246   7.50% 2027-2030..............................     10,036,486      9,780,168
      350,885   8.00% 2025...................................        335,863        352,223
      412,422   8.50% 2022...................................        431,166        419,476
       48,202   9.00% 2020...................................         47,735         49,509
      499,751   9.75% 2020...................................        539,106        527,205
      409,685   10.00% 2020..................................        446,940        433,242
      416,209   10.50% 2012-2018.............................        452,359        451,977
      142,974   10.75% 2013..................................        147,264        152,077
    1,253,736   11.00% 2015-2020.............................      1,361,199      1,374,018
      225,104   11.25% 2013..................................        236,359        248,072
       73,749   11.50% 2015..................................         78,594         81,723
      143,731   12.00% 2011-2016.............................        152,975        161,248
      333,418   12.50% 2015..................................        372,585        381,556
                                                                ------------   ------------
                                                                  86,059,430     85,227,782
                                                                ------------   ------------
                NOTES:
    5,620,000   6.50% 2004...................................      5,519,467      5,524,123
    2,400,000   6.625% 2009..................................      2,320,272      2,316,370
                                                                ------------   ------------
                                                                   7,839,739      7,840,493
                                                                ------------   ------------
                TOTAL FEDERAL NATIONAL MORTGAGE
                  ASSOCIATION................................     93,899,169     93,068,275
                                                                ------------   ------------
                GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION-10.03%
                MORTGAGE BACKED SECURITIES:
   14,900,000   7.00% 2028-2030 (e)..........................     14,443,859     14,472,251
    1,363,515   8.00% 2017-2022..............................      1,393,577      1,375,105
    1,019,511   9.00% 2022...................................      1,052,645      1,050,649
    6,955,764   9.50% 2016-2019..............................      7,277,807      7,150,859

--------------------------------------------------------------------------------

    Principal                                                                     Market
     Amount                                                       Cost (a)      Value (b)
   -----------                                                  ------------   ------------
   $  247,234   11.00% 2015-2018.............................   $    266,061   $    266,221
                                                                ------------   ------------
                TOTAL GOVERNMENT NATIONAL MORTGAGE
                  ASSOCIATION................................     24,433,949     24,315,085
                                                                ------------   ------------
                OTHER DIRECT FEDERAL OBLIGATIONS-11.95%
                FEDERAL HOME LOAN BANK:
   28,650,000   7.31% 2004...................................     28,567,413     28,955,180
                                                                ------------   ------------
                U.S. TREASURY SECURITIES-16.73%
                BONDS:
    8,000,000   6.09% 2021 Zero Coupon Strip (d).............      2,232,902      2,244,632
    3,250,000   6.125% 2029..................................      3,250,514      3,344,455
    3,500,000   6.99% 2019 Zero Coupon Strip (d).............        979,259      1,146,842
    9,600,000   8.00% 2021...................................     11,060,374     11,739,005
    5,300,000   8.75% 2017...................................      6,686,002      6,732,659
    1,500,000   10.375% 2012.................................      1,805,153      1,843,125
                                                                ------------   ------------
                                                                  26,014,204     27,050,718
                                                                ------------   ------------
                NOTES:
    3,711,050   3.625% 2008 Inflation-protection (f).........      3,540,746      3,611,316
   10,000,000   5.00% 2001...................................      9,901,023      9,893,750
                                                                ------------   ------------
                                                                  13,441,769     13,505,066
                                                                ------------   ------------
                TOTAL U.S. TREASURY SECURITIES...............     39,455,973     40,555,784
                                                                ------------   ------------
                TOTAL U.S. GOVERNMENT SECURITIES.............   $229,376,715   $229,874,177
                                                                ============   ============

SHORT-TERM INVESTMENTS-4.05%
--------------------------------------------------------------------------------

   Principal                                                      Market
     Amount                                                     Value (b)
   ----------                                                  ------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION-2.48%
   $6,000,000  Federal Home Loan Mortgage Corp., 6.59%,
                 8-1-2000...................................   $  5,998,927
                                                               ------------
               OTHER INVESTMENT POOLS AND FUNDS-1.57%
   3,807,716   First American Treasury Obligations Fund,
                 Current rate -- 5.99%......................      3,807,716
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................      9,806,643
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $239,183,358) (a)..........................   $239,680,820
                                                               ============

 (a) At July 31, 2000, the cost of securities for federal income tax purposes was $239,183,358 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $  2,396,227
Unrealized depreciation.....................................    (1,898,765)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $    497,462
--------------------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) The interest rates disclosed for these securities represents the effective yield on the date of acquisition.
 (e) The cost of securities purchased on a when-issued basis at July 31, 2000, was $20,825,062.
 (f) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

FORTIS BOND FUNDS
STRATEGIC INCOME FUND
Schedule of Investments
July 31, 2000

ASSET BACKED SECURITIES-1.99%
--------------------------------------------------------------------------------

                                                               Standard
                                                               & Poor's
   Principal                                                    Rating                      Market
    Amount                                                    (Unaudited)    Cost (a)      Value (b)
   ---------                                                  -----------   -----------   -----------
              CAPTIVE RETAIL FINANCE-1.99%
   $500,000   J.P. Morgan Commercial Mortgage Finance
                Corp., 7.47% Variable Rate Ser 1997-C4
                Class B 12-26-2028 -- UNITED STATES........   AA            $  524,614    $   495,611
                                                                            -----------   -----------

CORPORATE BONDS-INVESTMENT GRADE-42.17%
--------------------------------------------------------------------------------

                                                               Standard
                                                               & Poor's
   Principal                                                    Rating                      Market
    Amount                                                    (Unaudited)    Cost (a)      Value (b)
   ---------                                                  -----------   -----------   -----------
              CAPTIVE AUTO FINANCE-0.96%
   $250,000   Toyota Motor Credit Corp., 5.625% Global Note
                11-13-2003 -- UNITED STATES................   AAA           $  249,720    $   238,920
                                                                            -----------   -----------
              DEPARTMENT STORES-1.02%
    250,000   Federated Department Stores, Inc., 8.50% Sr
                Note 6-15-2003 -- UNITED STATES............   BBB+             255,926        253,433
                                                                            -----------   -----------
              ELECTRIC GENERATION, TRANSMISSION AND
              DISTRIBUTION-1.80%
    500,000   Empresa Nacional de Electricidad S.A., 7.325%
                Yankee Bond 2-1-2037 -- CHILE..............   A-               497,139        447,016
                                                                            -----------   -----------
              FOREIGN GOVERNMENTS-12.23%
    250,000   British Columbia (Province of), 6.50% Yankee
                Bond 1-15-2026 -- CANADA...................   AA-              255,755        224,523
    500,000   Generalitat de Catalunya, 6.25% Yankee Bond
                12-15-2018 -- SPAIN........................   AA-              498,488        436,190
    500,000   Kingdom of Spain, 7.00% Global Note
                7-19-2005 -- SPAIN.........................   AA+              499,073        499,751
    250,000   Korea (Republic of), 8.875% Global Bond
                4-15-2008 -- KOREA.........................   BBB              262,220        259,375
    500,000   Malaysia, 8.75% Global Bond 6-1-2009 --
                MALAYSIA...................................   BBB              496,622        519,660
    250,000   United Mexican States, 9.875% Global Bond
                1-15-2007 -- MEXICO........................   Baa3*            260,814        262,000
    250,000   United Mexican States, 9.875% Note
                2-1-2010 -- MEXICO.........................   Baa3*            271,547        263,250
    500,000   Poland (Republic of), 7.125% Yankee Note
                7-1-2004 -- POLAND.........................   BBB+             500,739        491,875
                                                                            -----------   -----------
                                                                             3,045,258      2,956,624
                                                                            -----------   -----------
              FOREIGN GOVERNMENTS-AGENCIES-0.98%
    250,000   Korea Development Bank, 7.125% Global Note
                4-22-2004 -- KOREA.........................   BBB              248,580        242,571
                                                                            -----------   -----------
              FOREIGN GOVERNMENTS-SUPRA-NATIONAL-1.96%
    500,000   Corp Andina de Fomento, 7.10% Yankee Bond
                2-1-2003 -- VENEZUELA......................   A                501,378        488,751
                                                                            -----------   -----------
              INTERNATIONAL TRADE FINANCING-7.54%
    250,000   ABN Amro Bank N.V., 7.55% Global Note
                6-28-2006 -- UNITED STATES.................   AA-              251,494        249,841
    250,000   Banco Santiago S.A., 7.00% Yankee Sub Note
                7-18-2007 -- CHILE.........................   BBB              248,154        225,135
    500,000   Bank Austria AG, 7.25% Sub Note 2-15-2017 --
                AUSTRIA (f)................................   AA+              519,367        463,992
    250,000   BSCH Issuance Ltd., 7.625% 11-3-2009 --
                SPAIN......................................   A                243,616        247,591
    500,000   Dresdner Funding Trust I, 8.151% Note
                6-30-2031 -- UNITED STATES (d).............   A                500,000        443,974
    250,000   LB Baden-Wuerttemberg, 7.625% Yankee Sub Note
                2-1-2023 -- GERMANY........................   AAA              281,527        247,376
                                                                            -----------   -----------
                                                                             2,044,158      1,877,909
                                                                            -----------   -----------
              MANUFACTURING-SEMICONDUCTOR, ELECTRONIC
              COMPONENT-0.88%
    250,000   Tyco International Group S.A., 6.875% Yankee
                Bond 1-15-2029 -- LUXEMBOURG...............   A-               252,212        219,700
                                                                            -----------   -----------
              MOTION PICTURE AND VIDEO INDUSTRIES-2.10%
    500,000   News America Holdings, Inc., 8.875% Deb
                4-26-2023 -- UNITED STATES.................   BBB-             572,536        523,785
                                                                            -----------   -----------
              OIL AND GAS EXTRACTION-3.76%
    500,000   Norsk Hydro ASA, 7.25% Deb 9-23-2027 --
                NORWAY.....................................   A                508,292        451,815
    500,000   YPF Sociedad Anonima, 7.25% Yankee Sr Note
                3-15-2003 -- ARGENTINA.....................   BBB-             499,546        485,000
                                                                            -----------   -----------
                                                                             1,007,838        936,815
                                                                            -----------   -----------
              PIPELINE TRANSPORTATION OF NATURAL GAS-0.92%
    250,000   Trans-Canada Pipelines Ltd., 6.49% Yankee
                Bond 1-21-2009 -- CANADA...................   A-               251,591        228,871
                                                                            -----------   -----------

--------------------------------------------------------------------------------

                                                               Standard
                                                               & Poor's
   Principal                                                    Rating                      Market
    Amount                                                    (Unaudited)    Cost (a)      Value (b)
   ---------                                                  -----------   -----------   -----------
              SCHEDULED AIR TRANSPORTATION-0.98%
   $250,000   Delta Air Lines, Inc., 7.70% Note
                12-15-2005 -- UNITED STATES................   BBB-          $  249,470    $   242,660
                                                                            -----------   -----------
              SUPPORT ACTIVITIES FOR MINING-1.70%
    500,000   Petroleum Geo-Services ASA, 7.125% Yankee Sr
                Note 3-30-2028 -- NORWAY...................   BBB              498,586        424,167
                                                                            -----------   -----------
              TELECOMMUNICATIONS-OTHER-1.96%
    250,000   Telecom Argentina Stet-France Telecom S.A.,
                9.75% Note 7-12-2001 -- ARGENTINA (d)......   BBB-             249,845        252,500
    250,000   Telecomunicaciones de Puerto Rico, 6.65% Sr
                Sub Note 5-15-2006 -- UNITED STATES........   BBB              249,921        236,205
                                                                            -----------   -----------
                                                                               499,766        488,705
                                                                            -----------   -----------
              TELECOMMUNICATIONS CARRIERS-WIRED-1.99%
    500,000   360 Communications Co., 7.50% Sr Note
                3-1-2006 -- UNITED STATES..................   A                516,002        495,965
                                                                            -----------   -----------
              TELECOMMUNICATIONS CARRIERS-WIRELESS-1.00%
    250,000   Vodafone Airtouch plc, 7.875% Deb
                2-15-2030 -- UNITED KINGDOM (d)............   A-               246,753        248,212
                                                                            -----------   -----------
              TIMBER TRACT OPERATIONS-0.39%
    107,000   Weyerhaeuser Co., 6.95% Deb 8-1-2017 --
                UNITED STATES..............................   A                 99,011         96,392
                                                                            -----------   -----------
              TOTAL CORPORATE BONDS-INVESTMENT GRADE.......                 $11,035,924   $10,410,496
                                                                            ===========   ===========

CORPORATE BONDS-NON-INVESTMENT GRADE-41.84%
--------------------------------------------------------------------------------

                                                               Standard
                                                               & Poor's
   Principal                                                    Rating                      Market
    Amount                                                    (Unaudited)    Cost (a)      Value (b)
   ---------                                                  -----------   -----------   -----------
              CABLE AND OTHER PROGRAM DISTRIBUTION-5.03%
   $250,000   Cablevision S.A., 13.75% Note 4-30-2007 --
                ARGENTINA (d)..............................   BB            $  247,250    $   242,187
    375,000   Charter Communications Holdings LLC, 9.92% Sr
                Disc Note 4-1-2011 (Zero coupon through
                4-1-2004, thereafter 9.92%) -- UNITED
                STATES (e).................................   B+               265,382        212,812
    500,000   United International Holdings, Inc., 10.53%
                Sr Disc Note Ser B 2-15-2008 (Zero coupon
                through 2-15-2003, thereafter 10.75%) --
                UNITED STATES (e)..........................   B-               388,762        363,750
    500,000   United Pan-Europe Communications N.V., 11.25%
                Sr Note Ser B 11-1-2009 -- NETHERLANDS.....   B                496,473        433,750
                                                                            -----------   -----------
                                                                             1,397,867      1,252,499
                                                                            -----------   -----------
              CABLE AND OTHER SUBSCRIPTION
              PROGRAMMING-0.98%
    250,000   Callahan Nordrhein-Westfalen, 14.00% Sr Note
                7-15-2010 -- DENMARK (d)...................   B-               250,000        244,375
                                                                            -----------   -----------
              ELECTRIC GENERATION, TRANSMISSION AND
              DISTRIBUTION-1.01%
    250,000   AES Corp., 9.50% Sr Note 6-1-2009 -- UNITED
                STATES.....................................   BB               251,489        251,563
                                                                            -----------   -----------
              FOREIGN GOVERNMENTS-3.25%
    250,000   Argentina (Republic of), 11.375% Global Bond
                1-30-2017 -- ARGENTINA.....................   BB               281,817        227,625
    250,000   Brazil (Republic of), 10.125% Global Bond
                5-15-2027 -- BRAZIL........................   B+               251,230        198,250
    250,000   Brazil (Republic of), 11.625% Global Bond
                4-15-2004 -- BRAZIL........................   B+               248,144        254,000
    250,000   Panama (Republic of), 8.875% Global Bond
                9-30-2027 -- PANAMA........................   BB+              247,549        216,250
                                                                            -----------   -----------
                                                                             1,028,740        896,125
                                                                            -----------   -----------
              GAMBLING INDUSTRIES-2.74%
    250,000   Isle of Capri Casinos, Inc., 8.75% Sub Note
                4-15-2009 -- UNITED STATES.................   B                224,651        227,500
    250,000   Mandalay Resort Group, 7.625% Sr Sub Deb
                7-15-2013 -- UNITED STATES.................   BB-              215,958        205,000
    250,000   Station Casinos, Inc., 9.875% Sr Sub Note
                7-1-2010 -- UNITED STATES (d)..............   B+               249,019        250,313
                                                                            -----------   -----------
                                                                               689,628        682,813
                                                                            -----------   -----------
              GROCERY STORES-0.78%
    250,000   Big V Supermarkets, Inc., 11.00% Sr Sub Note
                Ser B 2-15-2004 -- UNITED STATES...........   B-               254,451        195,000
                                                                            -----------   -----------
              INSURANCE CARRIERS-0.68%
    250,000   Conseco, Inc., 8.75% Note 2-9-2004 -- UNITED
                STATES.....................................   BB-              249,879        170,000
                                                                            -----------   -----------

FORTIS BOND FUNDS
STRATEGIC INCOME FUND (CONTINUED)
Schedule of Investments
July 31, 2000

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                               Standard
                                                               & Poor's
   Principal                                                    Rating                      Market
    Amount                                                    (Unaudited)    Cost (a)      Value (b)
   ---------                                                  -----------   -----------   -----------
              MANUFACTURING-BASIC CHEMICAL-1.01%
   $250,000   Lyondell Chemical Co., 9.875% Sr Secured Note
                Ser B 5-1-2007 -- UNITED STATES............   BB            $  250,000    $   250,000
                                                                            -----------   -----------
              MANUFACTURING-MOTOR VEHICLE PARTS-1.52%
    250,000   Holley Performance Products, 12.25% Sr Sub
                Note Ser B 9-15-2007 -- UNITED STATES......   B+               241,479        155,000
    250,000   Tenneco Automotive, Inc., 11.625% Sr Sub Note
                Ser B 10-15-2009 -- UNITED STATES..........   B+               250,000        222,500
                                                                            -----------   -----------
                                                                               491,479        377,500
                                                                            -----------   -----------
              MEDICAL AND DIAGNOSTIC LABORATORIES-0.42%
    100,000   Unilab Finance Corp., 12.75% Sr Sub Note
                10-1-2009 -- UNITED STATES.................   B-                97,390        105,250
                                                                            -----------   -----------
              MILLS-PULP, PAPER AND PAPERBOARD-1.02%
    250,000   Packaging Corp. of America, 9.625% Sr Sub
                Note 4-1-2009 -- UNITED STATES.............   B+               256,041        254,375
                                                                            -----------   -----------
              OIL AND GAS EXTRACTION-1.03%
    250,000   Swift Energy Co., 10.25% Sr Sub Note
                8-1-2009 -- UNITED STATES..................   B-               252,109        255,625
                                                                            -----------   -----------
              OTHER INFORMATION SERVICES-2.62%
    250,000   Exodus Communications, Inc., 11.625% Sr Note
                7-15-2010 -- UNITED STATES (d).............   B                250,000        251,250
    250,000   Globix Corp., 12.50% Sr Note 2-1-2010 --
                UNITED STATES..............................   B-               251,806        197,500
    250,000   PSINet, Inc., 11.00% Sr Note 8-1-2009 --
                UNITED STATES..............................   B-               224,119        202,500
                                                                            -----------   -----------
                                                                               725,925        651,250
                                                                            -----------   -----------
              RADIO AND TELEVISION BROADCASTING-0.95%
    250,000   Ackerley Group, Inc., 9.00% Sr Sub Note Ser B
                1-15-2009 -- UNITED STATES.................   B                232,809        235,625
                                                                            -----------   -----------
              STEEL PRODUCT MANUFACTURING FROM PURCHASED
              STEEL-0.99%
    250,000   AK Steel Corp., 9.125% Sr Note 12-15-2006 --
                UNITED STATES..............................   BB               249,422        247,500
                                                                            -----------   -----------
              TELECOMMUNICATIONS-OTHER-5.71%
    250,000   FLAG Telecom Holdings Ltd., 11.625% Sr Note
                3-30-2010 -- BERMUDA.......................   B                250,000        235,000
    500,000   Global Crossing Holdings Ltd., 9.50% Sr Note
                11-15-2009 -- UNITED STATES................   BB               489,120        485,000
    125,000   IMPSAT Fiber Networks, Inc., 13.75% Sr Note
                2-15-2005 -- UNITED STATES (d).............   B                125,000        113,750
    250,000   Level 3 Communications, Inc., 12.875% Sr Disc
                Note 3-15-2010 (Zero coupon through
                3-15-2005, thereafter 12.875%) -- UNITED
                STATES (e).................................   B                141,396        131,875
    250,000   Level 3 Communications, Inc., 9.125% Sr Note
                5-1-2008 -- UNITED STATES..................   B                249,433        216,875
    250,000   Williams Communications Group, Inc., 10.875%
                Sr Note 10-1-2009 -- UNITED STATES.........   B+               248,212        238,750
                                                                            -----------   -----------
                                                                             1,503,161      1,421,250
                                                                            -----------   -----------
              TELECOMMUNICATIONS CARRIERS-WIRED-4.12%
    250,000   Alaska Communications SY, 9.375% Sr Sub Note
                5-15-2009 -- UNITED STATES.................   B+               250,000        230,625
    250,000   Focal Communications Corp., 11.875% Sr Note
                1-15-2010 -- UNITED STATES.................   B-               244,428        246,250
    250,000   Intermedia Communications, Inc., 8.50% Sr
                Note Ser B 1-15-2008 -- UNITED STATES......   B                250,000        206,250
    250,000   NEXTLINK Communications, Inc., 12.125% Sr
                Disc Note 12-1-2009 (Zero coupon through
                12-1-2004, thereafter 12.125%)-- UNITED
                STATES (e).................................   B                150,937        141,250
    250,000   RCN Corp., 10.125% Sr Note 1-15-2010 --
                UNITED STATES..............................   B-               250,000        201,250
                                                                            -----------   -----------
                                                                             1,145,365      1,025,625
                                                                            -----------   -----------
              TELECOMMUNICATIONS CARRIERS-WIRELESS-7.98%
    500,000   Grupo Iusacell S.A. de C.V., 14.25% Sr Note
                12-1-2006 -- MEXICO........................   B+               506,578        537,500
    250,000   Microcell Telecommunications, Inc., 12.52% Sr
                Disc Note Ser B 6-1-2006 (Zero coupon
                through 12-1-2001, thereafter 14.00%) --
                CANADA (e).................................   B3*              232,308        233,750
    250,000   Nextel Communications, Inc., 11.65% Sr Disc
                Note 9-15-2007 (Zero coupon through
                9-15-2002, thereafter 10.65%) -- UNITED
                STATES (e).................................   B                190,190        195,625
    500,000   PTC International Finance II S.A., 11.25% Sr
                Sub Note 12-1-2009 -- UNITED STATES........   B+               492,932        520,000
    750,000   TeleCorp PCS, Inc., 11.45% Sr Sub Note
                4-15-2009 (Zero coupon through 4-15-2004,
                thereafter 11.625%) -- UNITED STATES (e)...   B3*              501,487        498,750
                                                                            -----------   -----------
                                                                             1,923,495      1,985,625
                                                                            -----------   -----------
              TOTAL CORPORATE BONDS-NON-INVESTMENT GRADE...                 11,249,250     10,502,000
                                                                            ===========   ===========

U.S. GOVERNMENT SECURITIES-7.32%
--------------------------------------------------------------------------------

   Principal                                                                  Market
    Amount                                                     Cost (a)      Value (b)
   ---------                                                  -----------   -----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION-3.90%
              MORTGAGE BACKED SECURITIES:
   $482,140   6.30% 2008...................................   $  482,665    $   457,276
    536,117   6.52% 2008...................................      508,419        514,593
                                                              -----------   -----------
              TOTAL FEDERAL NATIONAL MORTGAGE
                ASSOCIATION................................      991,084        971,869
                                                              -----------   -----------
              U.S. TREASURY SECURITIES-3.42%
              BONDS:
    150,000   8.00% 2021...................................      175,204        183,422
                                                              -----------   -----------
              NOTES:
    350,000   4.75% 2008...................................      306,534        318,719
    350,000   6.125% 2007..................................      349,776        348,797
                                                              -----------   -----------
                                                                 656,310        667,516
                                                              -----------   -----------
              TOTAL U.S. TREASURY SECURITIES...............      831,514        850,938
                                                              -----------   -----------
              TOTAL U.S. GOVERNMENT SECURITIES.............    1,822,598      1,822,807
                                                              ===========   ===========
              TOTAL LONG-TERM INVESTMENTS..................   $24,632,386   $23,230,914
                                                              ===========   ===========

SHORT-TERM INVESTMENTS-4.79%
--------------------------------------------------------------------------------

   Principal                                                    Market
    Amount                                                     Value (b)
   ---------                                                  -----------
              CONSUMER LENDING-3.96%
   $986,000   Associates Corp. Master Variable Rate Note,
                Current rate--6.50%........................   $   986,000
                                                              -----------
              DEPOSITORY CREDIT-BANKING-0.83%
    206,558   U.S. Bank N.A. Money Market Variable Rate
                Time Deposit, Current rate--6.43%..........       206,558
                                                              -----------
              TOTAL SHORT-TERM INVESTMENTS.................     1,192,558
                                                              ===========
              TOTAL INVESTMENTS IN SECURITIES (COST:
                $25,824,944) (a)...........................   $24,423,472
                                                              ===========

 (a) At July 31, 2000, the cost of securities for federal income tax purposes was $25,824,944 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $      152,800
          Unrealized depreciation...........................      (1,554,272)
          ------------------------------------------------------------------
          Net unrealized depreciation.......................  $   (1,401,472)
          ------------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 41.99% of net assets as of July 31, 2000.
 (d) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period Acquired  Share/Par   Security                                  Cost Basis
---------------  ---------   --------                                  ----------
2000               250,000   Cablevision S.A. due 2007 - 144A           $247,250
2000               250,000   Callahan Nordrhein-Westfalen due 2010       250,000
1999               500,000   Dresdner Funding Trust due 2031 - 144A      500,000
2000               250,000   Exodus Communications, Inc. due 2010 -
                               144A                                      250,000
2000               125,000   IMPSAT Fiber Networks, Inc. due 2005 -
                               144A                                      125,000
2000               250,000   Station Casinos, Inc. due 2010 - 144A       249,019
1999               250,000   Telecom Argentina Stet due 2001 - 144A      249,845
2000               250,000   Vodafone Airtouch plc due 2030 - 144A       246,753

        The aggregate value of these securities at July 31, 2000, was $2,046,561, which represents 8.22% of total net assets.
 (e) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
 (f) Securities sold within the terms of a private placement memorandum, exempt form registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at July 31, 2000, was $463,992, which represents 1.86% of total net assets.
  * Moody's Rating

FORTIS BOND FUNDS
HIGH YIELD PORTFOLIO
Schedule of Investments
July 31, 2000

CORPORATE BONDS-NON-INVESTMENT GRADE-93.67%
--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                        Market
     Amount                                                    (Unaudited)     Cost (b)      Value (c)
   ----------                                                  -----------   ------------   ------------
               AMUSEMENT PARKS AND ARCADES-1.56%
   $3,250,000  Six Flags, Inc., 11.67% Sr Disc Note
                 4-1-2008 (Zero coupon through 4-1-2003,
                 thereafter 10.00%)(f)......................   B-            $  2,261,382   $  2,145,000
                                                                             ------------   ------------
               ANIMAL SLAUGHTERING AND PROCESSING-0.45%
   1,250,000   Fresh Foods, Inc., 10.75% Sr Sub Note
                 6-1-2006...................................   B                1,250,000        625,000
                                                                             ------------   ------------
               CABLE AND OTHER PROGRAM DISTRIBUTION-13.83%
   4,000,000   Charter Communications Holdings LLC, 9.92% Sr
                 Disc Note 4-1-2011 (Zero coupon through
                 4-1-2004, thereafter 9.92%) (f)............   B+               2,830,741      2,270,000
   2,000,000   Galaxy Telecom L.P., 12.375% Sr Sub Note
                 10-1-2005..................................   CC               2,141,820      1,700,000
     500,000   Mediacom LLC/Capital Corp., 7.875% Sr Note
                 2-15-2011..................................   B+                 448,944        438,750
   2,000,000   Mediacom LLC/Capital Corp., 8.50% Sr Note Ser
                 B 4-15-2008................................   B+               2,000,000      1,855,000
   1,750,000   NTL Communications Corp., 12.375% Sr Note Ser
                 B 10-1-2008 (Zero coupon through 10-1-2003,
                 thereafter 12.375%) (f)....................   B                1,210,789      1,137,500
   3,000,000   Olympus Communications L.P., 10.625% Sr Note
                 Ser B 11-15-2006...........................   B+               3,000,000      2,910,000
   5,000,000   United International Holdings, Inc., 12.31%
                 Sr Disc Note Ser B 2-15-2008 (Zero coupon
                 through 2-15-2003, thereafter 10.75%)
                 (f)........................................   B-               3,556,742      3,637,500
   4,250,000   United Pan-Europe Communications N.V., 11.25%
                 Sr Note Ser B 11-1-2009....................   B                4,220,021      3,686,875
   3,250,000   United Pan-Europe Communications N.V., 13.75%
                 Sr Disc Note Ser B 2-1-2010 (Zero coupon
                 through 2-1-2005, thereafter 13.75%) (f)...   B                1,794,228      1,446,250
                                                                             ------------   ------------
                                                                               21,203,285     19,081,875
                                                                             ------------   ------------
               CABLE AND OTHER SUBSCRIPTION
               PROGRAMMING-3.28%
   3,000,000   Adelphia Communications Corp., 9.375% Sr Note
                 11-15-2009.................................   B+               2,977,182      2,730,000
     750,000   Callahan Nordrhein-Westfalen, 14.00% Sr Note
                 7-15-2010 (e)..............................   B-                 750,000        733,125
   1,000,000   CSC Holdings, Inc., 10.50% Sr Sub Deb
                 5-15-2016..................................   BB-              1,013,909      1,063,750
                                                                             ------------   ------------
                                                                                4,741,091      4,526,875
                                                                             ------------   ------------
               ELECTRIC GENERATION, TRANSMISSION AND
               DISTRIBUTION-1.46%
   2,000,000   AES Corp., 9.50% Sr Note 6-1-2009............   BB               1,906,020      2,012,500
                                                                             ------------   ------------
               ELECTRONIC SHOPPING AND MAIL-ORDER
               HOUSES-0.71%
   1,000,000   Shop at Home, Inc., 11.00% Sr Secured Note
                 4-1-2005...................................   B                1,000,000        980,000
                                                                             ------------   ------------
               GAMBLING INDUSTRIES-9.42%
   3,000,000   Argosy Gaming Co., 10.75% Sr Sub Note
                 6-1-2009...................................   B                3,000,000      3,112,500
   3,500,000   Isle of Capri Casinos, Inc., 8.75% Sub Note
                 4-15-2009..................................   B                3,500,000      3,185,000
     750,000   Mandalay Resort Group, 10.25% Sr Sub Note
                 8-1-2007 (e)...............................   BB-                750,000        757,500
   1,500,000   Mandalay Resort Group, 7.625% Sr Sub Deb
                 7-15-2013..................................   BB-              1,295,748      1,230,000
   2,000,000   Park Place Entertainment Corp., 9.375% Sr Sub
                 Note 2-15-2007.............................   BB+              1,970,533      2,015,000
   1,500,000   Station Casinos, Inc., 8.875% Sr Sub Note
                 12-1-2008..................................   B+               1,409,418      1,440,000
   1,250,000   Station Casinos, Inc., 9.875% Sr Sub Note
                 7-1-2010 (e)...............................   B+               1,245,095      1,251,562
                                                                             ------------   ------------
                                                                               13,170,794     12,991,562
                                                                             ------------   ------------
               GENERAL MEDICAL AND SURGICAL HOSPITALS-2.62%
   1,750,000   Tenet Healthcare Corp., 9.25% Sr Note
                 9-1-2010 (e)...............................   BB+              1,767,425      1,796,812
   1,750,000   Triad Hospitals Holdings, Inc., 11.00% Sr Sub
                 Note Ser B 5-15-2009.......................   B-               1,760,041      1,820,000
                                                                             ------------   ------------
                                                                                3,527,466      3,616,812
                                                                             ------------   ------------
               LIMITED-SERVICE EATING PLACES-1.30%
   1,750,000   Sbarro, Inc., 11.00% Sr Note 9-15-2009.......   BB-              1,727,627      1,798,125
                                                                             ------------   ------------
               MANUFACTURING-BASIC CHEMICAL-1.27%
   1,750,000   Lyondell Chemical Co., 9.875% Sr Secured Note
                 Ser B 5-1-2007.............................   BB               1,739,183      1,750,000
                                                                             ------------   ------------
               MANUFACTURING-ENGINEERED WOOD PRODUCT-0.93%
   1,250,000   Doman Industries Ltd., 12.00% Sr Secured Note
                 7-1-2004...................................   B+               1,294,367      1,281,250
                                                                             ------------   ------------
               MANUFACTURING-INDUSTRIAL MACHINERY-0.53%
     750,000   Better Minerals & Aggregates, 13.00% Sr Sub
                 Note 9-15-2009.............................   B-                 750,000        730,313
                                                                             ------------   ------------

--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                        Market
     Amount                                                    (Unaudited)     Cost (b)      Value (c)
   ----------                                                  -----------   ------------   ------------
               MANUFACTURING-MOTOR VEHICLE PARTS-3.33%
   $2,250,000  Hayes Lemmerz International, Inc., 8.25% Sr
                 Sub Note Ser B 12-15-2008..................   B             $  2,250,000   $  1,946,250
   1,750,000   Holley Performance Products, 12.25% Sr Sub
                 Note Ser B 9-15-2007.......................   B+               1,690,353      1,085,000
   1,750,000   Tenneco Automotive, Inc., 11.625% Sr Sub Note
                 Ser B 10-15-2009...........................   B+               1,750,000      1,557,500
                                                                             ------------   ------------
                                                                                5,690,353      4,588,750
                                                                             ------------   ------------
               MANUFACTURING-SEMICONDUCTOR, ELECTRONIC
               COMPONENT-2.40%
   1,250,000   Amkor Technologies, Inc., 10.50% Sr Sub Note
                 5-1-2009...................................   B                1,260,831      1,262,500
   2,000,000   Fairchild Semiconductor Corp., 10.375% Sr Sub
                 Note 10-1-2007.............................   B                2,033,628      2,052,500
                                                                             ------------   ------------
                                                                                3,294,459      3,315,000
                                                                             ------------   ------------
               MANUFACTURING-SOAP, CLEANING COMPOUND,
               TOILET-0.91%
   1,250,000   Chattem, Inc., 12.75% Sr Sub Note Ser B
                 6-15-2004..................................   B-               1,251,265      1,256,250
                                                                             ------------   ------------
               MEDICAL AND DIAGNOSTIC LABORATORIES-1.14%
   1,500,000   Unilab Finance Corp., 12.75% Sr Sub Note
                 10-1-2009..................................   B-               1,479,883      1,578,750
                                                                             ------------   ------------
               MILLS-PULP, PAPER AND PAPERBOARD-1.48%
   2,000,000   Packaging Corp. of America, 9.625% Sr Sub
                 Note 4-1-2009..............................   B+               2,000,000      2,035,000
                                                                             ------------   ------------
               OIL AND GAS EXTRACTION-1.85%
     500,000   Ocean Energy, Inc., 8.875% Sr Sub Note Ser B
                 7-15-2007..................................   BB-                496,066        498,750
   1,000,000   Pioneer Natural Resources Co., 9.625% Sr Note
                 4-1-2010...................................   BB+                996,536      1,033,282
   1,000,000   Swift Energy Co., 10.25% Sr Sub Note
                 8-1-2009...................................   B-               1,005,834      1,022,500
                                                                             ------------   ------------
                                                                                2,498,436      2,554,532
                                                                             ------------   ------------
               OTHER INFORMATION SERVICES-3.94%
   3,000,000   Exodus Communications, Inc., 11.625% Sr Note
                 7-15-2010 (e)..............................   B                3,012,940      3,015,000
     500,000   Globix Corp., 12.50% Sr Note 2-1-2010........   B-                 503,611        395,000
   2,500,000   PSINet, Inc., 11.00% Sr Note 8-1-2009........   B-               2,442,313      2,025,000
                                                                             ------------   ------------
                                                                                5,958,864      5,435,000
                                                                             ------------   ------------
               PRINTING AND RELATED SUPPORT ACTIVITIES-2.46%
   1,500,000   Cadmus Communications Corp., 9.75% Sr Sub
                 Note 6-1-2009..............................   B                1,500,000      1,455,000
   2,250,000   Mail-Well I Corp., 8.75% Sr Sub Note Ser B
                 12-15-2008.................................   B+               2,250,000      1,935,000
                                                                             ------------   ------------
                                                                                3,750,000      3,390,000
                                                                             ------------   ------------
               RADIO AND TELEVISION BROADCASTING-5.81%
   2,250,000   Ackerley Group, Inc., 9.00% Sr Sub Note Ser B
                 1-15-2009..................................   B                2,146,852      2,120,625
   10,117,492  Australis Media Ltd., 14.00% Sr Disc Note
                 5-15-2003 (Zero coupon through 5-15-2001,
                 thereafter15.75%) (with
                 warrants) (a) (e) (f)......................   D                7,594,968            101
   1,500,000   Sinclair Broadcast Group, Inc., 10.00% Sr Sub
                 Note 9-30-2005.............................   B                1,541,272      1,458,750
   1,500,000   Spanish Broadcasting System, Inc., 9.625% Sr
                 Sub Note 11-1-2009.........................   B-               1,495,470      1,473,750
   2,885,000   Young Broadcasting Corp., 11.75% Sr Sub Note
                 11-15-2004.................................   B                3,073,528      2,959,289
                                                                             ------------   ------------
                                                                               15,852,090      8,012,515
                                                                             ------------   ------------
               STEEL PRODUCT MANUFACTURING FROM PURCHASED
               STEEL-0.54%
     750,000   AK Steel Corp., 9.125% Sr Note 12-15-2006....   BB                 748,267        742,500
                                                                             ------------   ------------
               SUPPORT ACTIVITIES FOR MINING-1.77%
   2,250,000   RBF Finance Co., 11.375% Sr Secured Note
                 3-15-2009..................................   BB-              2,250,000      2,441,250
                                                                             ------------   ------------
               TELECOMMUNICATIONS-OTHER-10.00%
   1,500,000   FLAG Telecom Holdings Ltd., 11.625% Sr Note
                 3-30-2010..................................   B                1,500,000      1,410,000
   3,000,000   Global Crossing Holdings Ltd., 9.50% Sr Note
                 11-15-2009.................................   BB               2,956,964      2,910,000
     875,000   IMPSAT Fiber Networks, Inc., 13.75% Sr Note
                 2-15-2005 (e)..............................   B                  875,000        796,250
   2,000,000   Level 3 Communications, Inc., 12.875% Sr Disc
                 Note 3-15-2010 (Zero coupon through
                 3-15-2005, thereafter 12.875%) (f).........   B                1,131,167      1,055,000
   2,000,000   Level 3 Communications, Inc., 9.125% Sr Note
                 5-1-2008...................................   B                1,850,716      1,735,000
   1,000,000   Metromedia Fiber Network, Inc., 10.00% Sr
                 Note 12-15-2009............................   B+                 992,348        970,000
   1,500,000   Metromedia Fiber Network, Inc., 10.00% Sr
                 Note Ser B 11-15-2008......................   B+               1,500,000      1,462,500

FORTIS BOND FUNDS
HIGH YIELD PORTFOLIO (CONTINUED)
Schedule of Investments
July 31, 2000

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                Standard
                                                                & Poor's
   Principal                                                     Rating                        Market
     Amount                                                    (Unaudited)     Cost (b)      Value (c)
   ----------                                                  -----------   ------------   ------------
   $1,500,000  Spectrasite Holdings, Inc., 12.93% Sr Disc
                 Note Ser B 3-15-2010 (Zero coupon through
                 3-15-2005, thereafter 12.875%) (f).........   B-            $    842,695   $    835,125
   2,750,000   Williams Communications Group, Inc., 10.875%
                 Sr Note 10-1-2009..........................   B+               2,730,338      2,626,250
                                                                             ------------   ------------
                                                                               14,379,228     13,800,125
                                                                             ------------   ------------
               TELECOMMUNICATIONS CARRIERS-WIRED-10.68%
     500,000   Allegiance Telecom, Inc., 12.875% Sr Note
                 5-15-2008..................................   B                  544,606        543,750
   1,500,000   Focal Communications Corp., 11.875% Sr Note
                 1-15-2010..................................   B-               1,489,534      1,477,500
   2,500,000   Hyperion Telecommunications, 12.25% Sr Note
                 Ser B 9-1-2004.............................   BB-              2,637,118      2,425,000
     750,000   ICG Holdings, Inc., 13.63% Sr Disc Note
                 9-15-2005 (Zero Coupon until 9-15-2000,
                 thereafter 13.50%) (f).....................   B-                 736,402        708,750
   3,000,000   Intermedia Communications, Inc., 8.50% Sr
                 Note Ser B 1-15-2008.......................   B                3,014,499      2,475,000
   2,000,000   Intermedia Communications, Inc., 9.03% Sr
                 Disc Note 7-15-2007 (Zero Coupon through
                 7-15-2002, thereafter 11.25%) (f)..........   B                1,799,306      1,360,000
   1,500,000   Madison River Communications, 13.25% Sr Note
                 3-1-2010 (g)...............................   CCC+             1,479,925      1,372,500
   2,750,000   NEXTLINK Communications, Inc., 10.50% Sr Note
                 12-1-2009 (g)..............................   B                2,750,000      2,640,000
   2,000,000   NEXTLINK Communications, Inc., 12.125% Sr
                 Disc Note 12-1-2009 (Zero coupon through
                 12-1-2004, thereafter 12.125%) (f)(g)......   B                1,207,496      1,130,000
     750,000   RCN Corp., 10.125% Sr Note 1-15-2010.........   B-                 750,000        603,750
                                                                             ------------   ------------
                                                                               16,408,886     14,736,250
                                                                             ------------   ------------
               TELECOMMUNICATIONS CARRIERS-WIRELESS-6.87%
   1,250,000   Dobson Communications, 10.875% Sr Note
                 7-1-2010 (e)...............................   NR               1,240,620      1,218,750
   1,250,000   Grupo Iusacell S.A. de C.V., 14.25% Sr Note
                 12-1-2006..................................   B+               1,286,249      1,343,750
   1,250,000   Leap Wireless International, Inc., 14.50% Sr
                 Disc Note 4-15-2010 (Zero coupon through
                 4-15-2005, thereafter 14.50%) (e)(f).......   CCC                652,011        550,000
   1,500,000   Nextel Communications, Inc., 11.65% Sr Disc
                 Note 9-15-2007 (Zero coupon through
                 9-15-2002, thereafter 10.65%) (f)..........   B                1,141,140      1,173,750
   1,000,000   Nextel Communications, Inc., 9.375% Sr Note
                 11-15-2009.................................   B                  958,941        955,000
   1,400,000   Omnipoint Corp., 11.625% Sr Note Ser A
                 8-15-2006..................................   CCC+             1,370,158      1,568,000
   4,000,000   TeleCorp PCS, Inc., 11.625% Sr Sub Note
                 4-15-2009 ( Zero coupon through 4-15-2004,
                 thereafter 11.625%) (f)....................   B3*              2,653,734      2,660,000
                                                                             ------------   ------------
                                                                                9,302,853      9,469,250
                                                                             ------------   ------------
               TRAVELER ACCOMMODATION-0.51%
     750,000   Boca Resorts, Inc., 9.875% Sr Sub Note
                 4-15-2009..................................   B-                 750,000        705,000
                                                                             ------------   ------------
               WASTE TREATMENT AND DISPOSAL-1.61%
   2,125,000   Norcal Waste Systems, Inc., 13.50% Sr Note
                 Ser B 11-15-2005...........................   BB-              2,084,581      2,215,313
                                                                             ------------   ------------
               WATER, SEWAGE AND OTHER SYSTEMS-1.01%
   1,500,000   Azurix Corp., 10.75% Sr Note 2-15-2010 (g)...   BB               1,504,512      1,395,000
                                                                             ------------   ------------
               TOTAL CORPORATE BONDS - NON-INVESTMENT
                 GRADE......................................                 $143,774,892   $129,209,797
                                                                             ============   ============

PREFERRED STOCKS-1.36%
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               SUPPORT ACTIVITIES FOR MINING-1.36%
   1,724,000   R&B Falcon Corp., 13.875% Cumm. Preferred
                 5-1-2009 (Dividend is payable in kind).....   $  1,583,498   $  1,880,349
                                                               ------------   ------------

COMMON STOCKS AND WARRANTS-1.54%
--------------------------------------------------------------------------------

                                                                                 Market
     Shares                                                      Cost (b)      Value (c)
   ----------                                                  ------------   ------------
               COMPUTER SYSTEMS DESIGN AND RELATED
               SERVICES-0.41%
       3,750   Splitrock Service (Warrants) (a) (e).........   $     46,195   $    570,469
                                                               ------------   ------------
               MANUFACTURING-CUT AND SEW APPAREL-0.04%
       1,250   Hosiery Corp. of America, Inc. Class A (a)
                 (e)........................................         21,150         50,000
                                                               ------------   ------------
               NEWSPAPER, PERIODICAL, BOOK AND DATABASE
               PUBLISHERS-0.01%
       5,542   Marvel Enterprises, Inc.
                 Class A (Warrants) (a).....................        380,278          3,491
       9,387   Marvel Enterprises, Inc.
                 Class C (Warrants) (a).....................      1,288,210          2,933
                                                               ------------   ------------
                                                                  1,668,488          6,424
                                                               ------------   ------------
               SUPPORT ACTIVITIES FOR MINING-0.22%
         750   R & B Falcon Corp. (Warrants) (a) (g)........         70,725        300,000
                                                               ------------   ------------
               TELECOMMUNICATIONS-OTHER-0.71%
         750   @Track Communications. Inc. (Warrants) (a)
                 (e)........................................         13,125          7,500
      12,800   Powertel, Inc. (Warrants) (a) (e)............         94,118        971,037
                                                               ------------   ------------
                                                                    107,243        978,537
                                                               ------------   ------------
               TELECOMMUNICATIONS CARRIERS-WIRELESS-0.15%
       1,000   Adelphia Business Solutions,
                 Inc. (Warrants) (a) (e)....................         20,000         88,875
       6,600   Clearnet Communications,
                 Inc. (Warrants) (a) (e)....................         76,725        122,447
       1,250   Leap Wireless (Warrants) (a) (e).............            362            313
                                                               ------------   ------------
                                                                     97,087        211,635
                                                               ------------   ------------
               TOTAL COMMON STOCKS AND WARRANTS.............      2,010,888      2,117,065
                                                               ============   ============
               TOTAL LONG-TERM INVESTMENTS..................   $147,369,278   $133,207,211
                                                               ============   ============

SHORT-TERM INVESTMENTS-1.68%
--------------------------------------------------------------------------------

   Principal                                                      Market
     Amount                                                     Value (c)
   ----------                                                  ------------
               CONSUMER LENDING-1.68%
   $2,316,000  Associates Corp. Master Variable Rate Note,
                 Current rate -- 6.50%......................   $  2,316,000
                                                               ------------
               DEPOSITORY CREDIT-BANKING-0.00%
       1,873   U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 6.43%........          1,873
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................      2,317,873
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $149,687,151) (b)..........................   $135,525,084
                                                               ============

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At July 31, 2000, the cost of securities for federal income tax purposes was $149,687,151 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $  3,617,765
Unrealized depreciation.....................................   (17,779,832)
--------------------------------------------------------------------------
Net unrealized depreciation.................................  $(14,162,067)
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.18% of net assets as of July 31, 2000.

FORTIS BOND FUNDS
HIGH YIELD PORTFOLIO (CONTINUED)
Schedule of Investments
July 31, 2000

--------------------------------------------------------------------------------
 (e) Securities issued within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Period Acquired         Shares/Par          Security                                                             Cost Basis
---------------         ----------          --------                                                             ----------
1997                           750          @Track Communications, Inc. (Warrants) - 144A                        $   13,125
1997                         1,000          Adelphia Business Solutions, Inc. (Warrants) - 144A                      20,000
1996-1997               10,117,492          Australis Media Ltd. (with warrants) due 2003                         7,594,968
2000                       750,000          Callahan Nordrhein-Westfalen due 2010                                   750,000
1996                         6,600          Clearnet Communications, Inc. (Warrants) - 144A                          76,725
2000                     1,250,000          Dobson Communications Corp. due 2010 - 144A                           1,240,620
2000                     3,000,000          Exodus Communications, Inc. due 2010 - 144A                           3,012,940
1994                         1,250          Hosiery Corp. of America, Inc. Class A - 144A                            21,150
2000                       875,000          IMPSAT Fiber Networks, Inc. due 2005 - 144A                             875,000
2000                     1,250,000          Leap Wireless International, Inc due 2010 - 144A                        652,011
2000                         1,250          Leap Wireless (Warrants)                                                    362
2000                       750,000          Mandalay Resort Group due 2007 - 144A                                   750,000
1997                        12,800          Powertel, Inc. (Warrants) - 144A                                         94,118
1998                         3,750          Splitrock Service (Warrants) - 144A                                      46,195
2000                     1,250,000          Station Casinos, Inc. due 2010 - 144A                                 1,245,095
2000                     1,750,000          Tenet Healthcare Corp. due 2010 - 144A                                1,767,425

        The aggregate value of these securities at July 31, 2000, was $11,929,741, which represents 8.65% of total net assets.
 (f) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
 (g) Securities sold within the terms of a private placement memorandum, exempt form registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at July 31, 2000, was $6,837,500, which represents 4.96% of total net assets.
  * Moody's Rating

FORTIS BOND FUNDS

Statements of Assets and Liabilities

July 31, 2000

--------------------------------------------------------------------------------

                                                                   U.S. GOVERNMENT   STRATEGIC
                                                                     SECURITIES        INCOME      HIGH YIELD
                                                                        FUND            FUND        PORTFOLIO
                                                                   ---------------   ---------      ---------
ASSETS:
  Investments in securities, as detailed in the accompanying schedules, at market (cost $239,183,358; $25,824,944; and
    $149,687,151; respectively) (Note 1).........................    $239,680,820   $24,423,472   $135,525,084
  Collateral for securities lending transactions (Note 1)........      59,346,882            --             --
  Receivables:
    Investment securities sold...................................      21,743,381            --          1,750
    Interest and dividends.......................................       2,283,824       476,706      3,051,598
    Subscriptions of capital stock...............................           2,901            --         32,372
  Deferred registration costs (Note 1)...........................          21,347        12,472         17,274
  Deferred organizational costs (Note 1).........................              --        15,163             --
                                                                     ------------   -----------   ------------
TOTAL ASSETS.....................................................     323,079,155    24,927,813    138,628,078
                                                                     ------------   -----------   ------------
LIABILITIES:
  Cash portion of dividends payable..............................         303,983         6,446        396,486
  Payable upon return of securities loaned (Note 1)..............      59,346,882            --             --
  Payable for investment securities purchased....................      20,825,062            --             --
  Redemptions of capital stock...................................          46,693            --        156,577
  Payable for investment advisory and management fees (Note 2)...         148,234        12,475         87,503
  Payable for distribution fees (Note 2).........................           2,055           618          6,929
  Accounts payable and accrued expenses..........................          50,777        15,428         37,824
                                                                     ------------   -----------   ------------
TOTAL LIABILITIES................................................      80,723,686        34,967        685,319
                                                                     ------------   -----------   ------------
NET ASSETS:
  Net proceeds of capital stock, par value $.01 per
    share-authorized 10,000,000,000, 10,000,000,000, and
    10,000,000,000 shares, respectively..........................     315,240,245    27,865,381    196,812,218
  Unrealized appreciation (depreciation) of investments..........         497,462    (1,401,472)   (14,162,067)
  Undistributed net investment income............................         390,270           149        316,830
  Accumulated net realized loss from sale of investments.........     (73,772,508)   (1,571,212)   (45,024,222)
                                                                     ------------   -----------   ------------
TOTAL NET ASSETS.................................................    $242,355,469   $24,892,846   $137,942,759
                                                                     ============   ===========   ============
SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
Class A shares (based on net assets of $43,620,123; $23,087,320;
  and $82,278,801; respectively and 4,924,126; 2,617,107; and
  13,582,916 shares outstanding; respectively)...................           $8.86         $8.82          $6.06
                                                                     ------------   -----------   ------------
Class B shares (based on net assets of $4,264,156; $806,022; and
  $15,278,915; respectively and 482,654; 91,354; and 2,520,398
  shares outstanding; respectively)..............................           $8.83         $8.82          $6.06
                                                                     ------------   -----------   ------------
Class C shares (based on net assets of $1,605,533; $189,599; and
  $4,224,114; respectively and 181,765; 21,476; and 698,014
  shares outstanding; respectively)..............................           $8.83         $8.83          $6.05
                                                                     ------------   -----------   ------------
Class E shares (based on net assets of $184,520,283; $0; and $0;
  respectively and 20,837,610; 0; and 0 shares outstanding;
  respectively)..................................................           $8.86            --             --
                                                                     ------------   -----------   ------------
Class H shares (based on net assets of $8,345,374; $809,905; and
  $36,160,929; respectively and 944,907; 91,827; and 5,969,673
  shares outstanding; respectively)..............................           $8.83         $8.82          $6.06
                                                                     ------------   -----------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS BOND FUNDS

Statements of Operations

For the Year Ended July 31, 2000

--------------------------------------------------------------------------------

                                                                   U.S. GOVERNMENT    STRATEGIC
                                                                     SECURITIES         INCOME       HIGH YIELD
                                                                        FUND             FUND        PORTFOLIO
                                                                   ---------------    ---------      ---------
NET INVESTMENT INCOME:
  Income:
    Interest income..............................................    $17,787,286      $2,148,915    $ 16,889,595
    Dividend income..............................................             --              --         227,379
    Fee income (Note 1)..........................................         96,219              --              --
                                                                     -----------      ----------    ------------
  Total income...................................................     17,883,505       2,148,915      17,116,974
                                                                     -----------      ----------    ------------
  Expenses:
    Investment advisory and management fees (Note 2).............      1,909,619         195,426       1,194,590
    Distribution fees (Class A) (Note 2).........................        113,453          56,576         328,378
    Distribution fees (Class B) (Note 2).........................         43,551           8,023         189,959
    Distribution fees (Class C) (Note 2).........................         25,799           2,048          51,466
    Distribution fees (Class H) (Note 2).........................         95,094           7,906         455,392
    Registration fees............................................         51,093          36,036          44,452
    Shareholders' notices and reports............................         53,700           4,000          37,225
    Legal and auditing fees (Note 2).............................         37,475          18,250          32,380
    Custodian fees...............................................         11,000           2,000          12,700
    Directors' fees and expenses.................................         15,860           1,485           5,250
    Amortization of organization costs...........................             --           6,504              --
    Other........................................................         17,315           1,336          10,218
                                                                     -----------      ----------    ------------
  Total expenses.................................................      2,373,959         339,590       2,362,010
    Less reimbursable expenses (Note 2)..........................             --         (57,704)             --
                                                                     -----------      ----------    ------------
  Net Expenses...................................................      2,373,959         281,886       2,362,010
                                                                     -----------      ----------    ------------
NET INVESTMENT INCOME............................................     15,509,546       1,867,029      14,754,964
                                                                     -----------      ----------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1):
  Net realized loss from security transactions...................     (8,494,120)       (765,242)    (19,047,717)
  Net change in unrealized appreciation (depreciation) of
    investments..................................................      4,693,992         (63,127)      3,067,238
                                                                     -----------      ----------    ------------
NET LOSS ON INVESTMENTS..........................................     (3,800,128)       (828,369)    (15,980,479)
                                                                     -----------      ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.....................................................    $11,709,418      $1,038,660    $ (1,225,515)
                                                                     ===========      ==========    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS BOND FUNDS

Statements of Changes in Net Assets

U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                                                      FOR THE         FOR THE
                                                                     YEAR ENDED      YEAR ENDED
                                                                   JULY 31, 2000   JULY 31, 1999
                                                                   -------------   -------------
OPERATIONS:
  Net investment income..........................................   $ 15,509,546    $ 18,144,211
  Net realized loss from security transactions...................     (8,494,120)       (105,226)
  Net change in unrealized appreciation (depreciation) on
    investments..................................................      4,693,992     (12,599,430)
                                                                    ------------    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............     11,709,418       5,439,555
                                                                    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A......................................................     (2,557,139)     (2,622,563)
    Class B......................................................       (215,280)       (171,776)
    Class C......................................................       (124,720)        (88,599)
    Class E......................................................    (12,008,659)    (14,630,693)
    Class H......................................................       (468,809)       (470,692)
                                                                    ------------    ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS..............................    (15,374,607)    (17,984,323)
                                                                    ------------    ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (1,110,496 and 1,796,539 shares).....................      9,847,313      16,844,144
    Class B (122,246 and 289,195 shares).........................      1,080,047       2,689,827
    Class C (57,680 and 364,482 shares)..........................        507,372       3,400,685
    Class E (776,447 and 3,851,023 shares).......................      6,846,258      36,198,004
    Class H (265,462 and 466,452 shares).........................      2,351,553       4,370,480
  Proceeds from shares issued as a result of reinvested dividends
    Class A (218,565 and 208,031 shares).........................      1,932,441       1,941,525
    Class B (20,958 and 16,315 shares)...........................        184,777         151,529
    Class C (9,640 and 7,080 shares).............................         84,905          65,640
    Class E (987,089 and 1,176,290 shares).......................      8,724,268      10,973,982
    Class H (40,598 and 37,302 shares)...........................        357,814         347,038
  Less cost of repurchase of shares
    Class A (1,902,722 and 2,142,693 shares).....................    (16,855,020)    (20,065,742)
    Class B (186,544 and 120,086 shares).........................     (1,646,906)     (1,113,932)
    Class C (229,546 and 164,225 shares).........................     (2,010,287)     (1,540,025)
    Class E (9,289,894 and 7,313,196 shares).....................    (82,306,339)    (68,212,077)
    Class H (509,388 and 521,603 shares).........................     (4,482,745)     (4,842,822)
                                                                    ------------    ------------
NET DECREASE IN NET ASSETS FROM SHARE TRANSACTIONS...............    (75,384,549)    (18,791,744)
                                                                    ------------    ------------
TOTAL DECREASE IN NET ASSETS.....................................    (79,049,738)    (31,336,512)
NET ASSETS:
  Beginning of year..............................................    321,405,207     352,741,719
                                                                    ------------    ------------
  End of year (includes undistributed net investment income of
    $390,270 and $255,331, respectively).........................   $242,355,469    $321,405,207
                                                                    ============    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS BOND FUNDS

Statements of Changes in Net Assets

STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

                                                                      FOR THE         FOR THE
                                                                     YEAR ENDED      YEAR ENDED
                                                                   JULY 31, 2000   JULY 31, 1999
                                                                   -------------   -------------
OPERATIONS:
  Net investment income..........................................   $ 1,867,029     $ 1,503,583
  Net realized loss from security transactions...................      (765,242)       (805,970)
  Net change in unrealized depreciation of investments...........       (63,127)     (1,391,995)
                                                                    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.....................................................     1,038,660        (694,382)
                                                                    -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A......................................................    (1,785,876)     (1,444,077)
    Class B......................................................       (57,026)        (32,866)
    Class C......................................................       (14,523)        (14,830)
    Class H......................................................       (56,278)        (28,844)
  From net realized gains on investments
    Class A......................................................            --         (29,418)
    Class B......................................................            --            (685)
    Class C......................................................            --            (384)
    Class H......................................................            --            (497)
                                                                    -----------     -----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS..............................    (1,913,703)     (1,551,601)
                                                                    -----------     -----------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (86,532 and 114,975 shares)..........................       775,496       1,112,155
    Class B (19,785 and 56,479 shares)...........................       177,599         540,543
    Class C (5,895 and 27,407 shares)............................        53,196         265,968
    Class H (38,704 and 65,798 shares)...........................       345,855         628,078
  Proceeds from shares issued as a result of reinvested dividends
    Class A (196,209 and 151,302 shares).........................     1,756,547       1,446,534
    Class B (5,164 and 2,681 shares).............................        46,249          25,499
    Class C (1,148 and 1,153 shares).............................        10,297          11,040
    Class H (3,045 and 1,975 shares).............................        27,272          18,736
  Less cost of repurchase of shares
    Class A (94,045 and 68,638 shares)...........................      (840,367)       (657,349)
    Class B (22,693 and 9,643 shares)............................      (203,545)        (91,804)
    Class C (9,526 and 23,895 shares)............................       (85,695)       (229,098)
    Class H (32,038 and 20,959 shares)...........................      (286,909)       (201,297)
                                                                    -----------     -----------
NET INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS...............     1,775,995       2,869,005
                                                                    -----------     -----------
TOTAL INCREASE IN NET ASSETS.....................................       900,952         623,022
NET ASSETS:
  Beginning of year..............................................    23,991,894      23,368,872
                                                                    -----------     -----------
  End of year (includes undistributed net investment income of
    $149 and $3,686, respectively)...............................   $24,892,846     $23,991,894
                                                                    ===========     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS BOND FUNDS

Statements of Changes in Net Assets

HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                                                      FOR THE         FOR THE
                                                                     YEAR ENDED      YEAR ENDED
                                                                   JULY 31, 2000   JULY 31, 1999
                                                                   -------------   -------------
OPERATIONS:
  Net investment income..........................................   $ 14,754,964    $ 16,580,611
  Net realized loss from security transactions...................    (19,047,717)    (15,531,738)
  Net change in unrealized appreciation (depreciation) of
    investments..................................................      3,067,238      (6,387,800)
                                                                    ------------    ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.............     (1,225,515)     (5,338,927)
                                                                    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A......................................................     (8,382,825)     (9,110,376)
    Class B......................................................     (1,557,448)     (2,074,725)
    Class C......................................................       (422,659)       (553,768)
    Class H......................................................     (3,734,428)     (5,185,872)
                                                                    ------------    ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS..............................    (14,097,360)    (16,924,741)
                                                                    ------------    ------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (2,013,364 and 4,788,487 shares).....................     12,910,014      33,406,189
    Class B (283,547 and 462,119 shares).........................      1,811,572       3,230,762
    Class C (74,804 and 179,698 shares)..........................        481,045       1,249,109
    Class H (763,153 and 1,317,353 shares).......................      4,885,686       9,207,091
  Proceeds from shares issued as a result of reinvested dividends
    Class A (936,073 and 845,799 shares).........................      5,941,152       5,832,807
    Class B (108,828 and 138,016 shares).........................        691,570         952,967
    Class C (57,988 and 65,909 shares)...........................        367,777         454,338
    Class H (275,130 and 354,183 shares).........................      1,748,051       2,444,094
  Less cost of repurchase of shares
    Class A (5,403,127 and 4,924,969 shares).....................    (34,622,273)    (34,161,183)
    Class B (1,293,030 and 1,085,786 shares).....................     (8,277,560)     (7,512,789)
    Class C (343,647 and 505,027 shares).........................     (2,200,198)     (3,489,086)
    Class H (3,535,047 and 2,988,963 shares).....................    (22,677,595)    (20,684,500)
                                                                    ------------    ------------
NET DECREASE IN NET ASSETS FROM SHARE TRANSACTIONS...............    (38,940,759)     (9,070,201)
                                                                    ------------    ------------
TOTAL DECREASE IN NET ASSETS.....................................    (54,263,634)    (31,333,869)
NET ASSETS:
  Beginning of year..............................................    192,206,393     223,540,262
                                                                    ------------    ------------
  End of year (includes undistributed (excess of distributions over) net investment income of $316,830 and ($340,774),
    respectively)................................................   $137,942,759    $192,206,393
                                                                    ============    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS BOND FUNDS

Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The funds are open-end, diversified management investment companies, each of which has different investment objectives and their own investment portfolios and net asset values. U.S. Government Securities Fund ("U.S. Government") and Strategic Income Fund are series of Fortis Income Portfolios, Inc. ("Fortis Income") and Fortis High Yield Portfolio ("High Yield") is an investment portfolio in Fortis Advantage Portfolios, Inc. ("Fortis Advantage"). The investment objectives of each portfolio are as follows:

   - The objective of the U.S. Government Securities Fund is to maximize total return (from current income and capital appreciation), while providing shareholders with a level of current income consistent with prudent investment risk.

   - The objective of the Strategic Income Fund is to maximize total return (from current income and capital appreciation) by primarily investing in
     (a) U.S. Government securities, (b) investment and non-investment grade fixed income securities issued by foreign governments and companies, and
     (c) investment and non-investment grade fixed income securities issued by U.S. issuers, which, in the opinion of the portfolio's investment adviser, do not subject the fund to unreasonable investment risk.

   - The objective of the High Yield Portfolio is to maximize total return (from current income and capital appreciation) with a focus on high current income by investing primarily in a diversified portfolio of high yielding, fixed income securities which, in the opinion of the portfolio's investment adviser, do not subject the portfolio to unreasonable investment risk.

   The Articles of Incorporation of Fortis Income and Fortis Advantage permit the Board of Directors to create additional portfolios in the future.

   The funds offer Class A, Class B, Class C, Class E (for U.S. Government only) and Class H shares.

   The U.S. Government Fund and Fortis High Yield Portfolio began to issue multiple class shares effective November 14, 1994. The inception of Strategic Income Fund was November 10, 1997, and the commencement of operations was December 1, 1997. Class A and E shares are sold with a front-end sales charge. For U.S. Government Fund, Class E shares are only available to existing shareholders on November 14, 1994. Class B and H shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for one year. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class's distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

   The significant accounting policies followed by the funds are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. For fixed income securities, the pricing service may employ a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealers, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by the funds on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuation and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. As of July 31, 2000, U.S. Government Fund had entered into outstanding when-issued or forward commitments of $20,825,062.

   Consistent with its ability to purchase securities on a when-issued basis, the U.S. Government Fund and the Strategic Income Fund have entered into transactions to defer settlement of its purchase commitments. As an inducement to defer settlement, the portfolio repurchases a similar security for settlement at a later date at a lower purchase price relative to the current market. This transaction is referred to as a "dollar roll".

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. Each fund amortizes original issue discount, long term bond premium, and market discount.

   For the year ended July 31, 2000, the cost of purchases and proceeds from sales of securities (other than short-term securities) were as follows:

                                                      Cost of         Proceeds
                                                     Purchases       from Sales
   -----------------------------------------------------------------------------
   U.S. Government Securities Fund..............    $453,677,991    $535,259,122
   Strategic Income Fund........................      16,998,944      14,866,585
   High Yield Portfolio.........................     105,844,508     139,571,356

   LENDING OF PORTFOLIO SECURITIES: At July 31, 2000, securities valued at $57,483,389 were on loan to brokers from U.S. Government. For collateral, the Fund's custodian received $59,346,882 in cash which is maintained in a separate account and invested by the custodian

--------------------------------------------------------------------------------
   in short term investment vehicles. Fee income from securities lending amounted to $96,219 for U.S. Government for the year ended July 31, 2000. The risks to the funds in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers.

   DEFERRED COSTS: Registration costs are deferred and charged to income over the registration period. Organizational costs were incurred with the commencement of operations of the Strategic Income Fund. These costs are amortized over 60 months on a straight line basis, beginning December 1, 1997.

   FEDERAL TAXES: The portfolios intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent their taxable net income is distributed. On a calendar year basis, the portfolios intend to distribute substantially all of their net investment income and realized gains, if any, to avoid the payment of federal excise taxes.

   Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the portfolios. The effect on dividend distributions, if any, of certain current year permanent book-to-tax differences is reflected as "excess distributions" in the statements of changes in net assets and the financial highlights.

   On the Statement of Assets and Liabilities, due to permanent book-to-tax differences, Strategic Income Fund's undistributed net investment income has been increased $43,137 resulting in a reclassification to paid-in-capital by the same amount.

   For federal income tax purposes U.S. Government had a capital loss carryover of $73,772,508, Strategic Income had $1,571,212 and High Yield had $45,024,222 at July 31, 2000, which, if not offset by subsequent capital gains, will expire in 2002 through 2009. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover has been offset or expired.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: Distributions from net investment income are declared daily and paid monthly. The funds will generally make annual distributions of any realized capital gains as required by law. These income and capital gains distributions may be reinvested in additional shares of the fund at net asset value without any charge to the shareholder or paid in cash.

   ILLIQUID SECURITIES: At July 31, 2000, investments in securities for the Strategic Income Fund and High Yield Portfolio included issues that are illiquid. The funds currently limit investments in illiquid securities to 15% of net assets, at market value, at the date of purchase. The aggregate value of such securities at July 31, 2000, was $2,046,561 for Strategic Income and $11,929,741 for High Yield which represents 8.22% and 8.65% of net assets respectively. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above.

   HIGH-YIELD DEBT SECURITIES: Although High Yield and Strategic Income have diversified portfolios, the funds have 93.67% and 44.30% of total net assets invested in non-investment grade (high-yield) and comparable quality unrated high-yield securities. Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, often related to sensitivity to interest rates, economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower rated securities generally fluctuate more than higher quality securities, and such prices may decline significantly in periods of general economic difficulty of rising interest rates.

   USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

   BANK BORROWINGS: Several Fortis Funds including the High Yield Portfolio have a revolving credit agreement with Wells Fargo Bank Minnesota N.A., whereby the portfolio is permitted to have a bank borrowing for temporary and emergency purposes to meet large redemption requests by shareholders; and cover securities purchased when matched or when earlier trades have failed. The agreement, which enables the portfolio to participate with other Fortis Funds, permits borrowings up to $25 million, collectively. Interest is expensed to each participating fund based on its borrowings and will be calculated at the borrowers' option of: 1) the Prime Index; 2) the Federal Funds rate plus a "margin" of 37.5 basis points, or; 3) the Libor rate plus a "margin" of 37.5 basis points. The Prime index is defined as the higher of:
   A) the rate that Wells Fargo Bank Minnesota N.A. announces from time to time as its prime rate or B) the Federal Funds rate plus 50 basis points. Each portfolio pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum. The High Yield Portfolio had no borrowings outstanding during the year ended July 31, 2000.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., is the investment adviser for the funds. Investment advisory and management fees are computed at an annual rate of .8% of the first $50 million of average daily net assets and .7% of average daily net assets in

FORTIS BOND FUNDS

--------------------------------------------------------------------------------
   excess of $50 million for U.S. Government, Strategic Income, and High Yield. In addition to the investment advisory and management fee, Classes A, B, C and H pay Fortis Investors, Inc., (the principal underwriter) distribution fees equal to .25% of average daily net assets for Class A for U.S. Government and Strategic Income and .35% of average daily net assets for Class A of High Yield and 1.00% of average daily net assets for U.S. Government, Strategic Income, and High Yield Classes B, C and H for each fund on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares. Fortis Investors, Inc., also received sales charges (paid by purchasers or redeemers of the fund's shares) as follows:

                                                    Class A     Class B     Class C     Class H     Class E
   ---------------------------------------------------------------------------------------------------------
   U.S. Government Securities Fund..............    $118,380    $  2,749     $  913     $ 48,401    $52,504
   Strategic Income Fund........................      11,123       1,772         55        1,689         --
   High Yield Portfolio.........................     108,084     108,801      1,068      288,561         --

   Advisers has voluntarily undertaken to limit annual expenses for Strategic Income (exclusive of interest, taxes, brokerage commissions and non-recurring extraordinary charges and expenses) commencing December 1, 1997 to 1.10% of average daily net assets for Class A and 1.85% for Classes B, C and H. During the year ended July 31, 2000, Advisers waived $57,704 of its advisory fee.

   For the year ended July 31, 2000, legal fees and expenses were paid to a law firm of which the secretary of the fund is a partner.

                                                    Amount
   -------------------------------------------------------
   U.S. Government Securities Fund..............    $5,400
   Strategic Income Fund........................       650
   Fortis High Yield Portfolio..................     5,300

3. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the funds was as follows:

                                                                 Class E
                                           ----------------------------------------------------
                                                           Year Ended July 31,
                                           ----------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND              2000       1999       1998       1997       1996
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $   8.96   $   9.30   $   9.16   $   8.87   $   9.02
                                           --------   --------   --------   --------   --------
Operations:
  Investment income - net...............        .52        .49        .52        .54        .60
  Net realized and unrealized gain
    (loss) on investments...............       (.10)      (.34)       .14        .32       (.15)
                                           --------   --------   --------   --------   --------
Total from operations...................        .42        .15        .66        .86        .45
                                           --------   --------   --------   --------   --------
Distributions to shareholders:
  From investment income - net..........       (.52)      (.49)      (.52)      (.54)      (.60)
  Excess distributions of net realized
    gains...............................         --         --         --       (.03)        --
                                           --------   --------   --------   --------   --------
Total distributions to shareholders.....       (.52)      (.49)      (.52)      (.57)      (.60)
                                           --------   --------   --------   --------   --------
Net asset value, end of year............   $   8.86   $   8.96   $   9.30   $   9.16   $   8.87
                                           --------   --------   --------   --------   --------
Total Return @..........................       4.91%      1.56%      7.42%     10.07%      5.08%
Net assets end of year (000s omitted)...   $184,520   $254,096   $285,060   $324,643   $388,006
Ratio of expenses to average daily net
  assets................................        .79%       .78%       .79%       .81%       .81%
Ratio of net investment income to
  average daily net assets..............       5.96%      5.32%      5.62%      6.08%      6.59%
Portfolio turnover rate.................        181%        75%       118%       161%        75%

@ These are the fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                               Class A
                                           -----------------------------------------------
                                                         Year Ended July 31,
                                           -----------------------------------------------
U.S. GOVERNMENT SECURITIES FUND             2000      1999      1998      1997      1996
------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  8.96   $  9.30   $  9.16   $  8.87   $  9.02
                                           -------   -------   -------   -------   -------
Operations:
  Investment income - net...............       .50       .47       .50       .52       .58
  Net realized and unrealized gain
    (loss) on investments...............      (.10)     (.34)      .14       .32      (.15)
                                           -------   -------   -------   -------   -------
Total from operations...................       .40       .13       .64       .84       .43
                                           -------   -------   -------   -------   -------
Distributions to shareholders:
  From investment income - net..........      (.50)     (.47)     (.50)     (.52)     (.58)
  Excess distributions of net realized
    gains...............................        --        --        --      (.03)       --
                                           -------   -------   -------   -------   -------
Total distributions to shareholders.....      (.50)     (.47)     (.50)     (.55)     (.58)
                                           -------   -------   -------   -------   -------
Net asset value, end of year............   $  8.86   $  8.96   $  9.30   $  9.16   $  8.87
                                           -------   -------   -------   -------   -------
Total Return @..........................      4.62%     1.30%     7.14%     9.77%     4.78%
Net assets end of year (000s omitted)...   $43,620   $49,274   $52,439   $59,128   $67,707
Ratio of expenses to average daily net
  assets................................      1.04%     1.03%     1.04%     1.06%     1.06%
Ratio of net investment income to
  average daily net assets..............      5.71%     5.07%     5.37%     5.83%     6.34%
Portfolio turnover rate.................       181%       75%      118%      161%       75%

@ These are the fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustments for sales charge.

                                                            Class B
                                           ------------------------------------------
                                                      Year Ended July 31,
                                           ------------------------------------------
U.S. GOVERNMENT SECURITIES FUND             2000     1999     1998     1997     1996
-------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 8.94   $ 9.28   $ 9.14   $ 8.86   $ 9.02
                                           ------   ------   ------   ------   ------
Operations:
  Investment income - net...............      .43      .40      .43      .46      .51
  Net realized and unrealized gain
    (loss) on investments...............     (.10)    (.34)     .14      .31     (.15)
                                           ------   ------   ------   ------   ------
Total from operations...................      .33      .06      .57      .77      .36
                                           ------   ------   ------   ------   ------
Distributions to shareholders:
  From investment income - net..........     (.44)    (.40)    (.43)    (.47)    (.52)
  Excess distributions of net realized
    gains...............................       --       --       --     (.02)      --
                                           ------   ------   ------   ------   ------
Total distributions to shareholders.....     (.44)    (.40)    (.43)    (.49)    (.52)
                                           ------   ------   ------   ------   ------
Net asset value, end of year............   $ 8.83   $ 8.94   $ 9.28   $ 9.14   $ 8.86
                                           ------   ------   ------   ------   ------
Total Return @..........................     3.79%     .53%    6.40%    8.95%    4.00%
Net assets end of year (000s omitted)...   $4,264   $4,703   $3,161   $2,826   $2,314
Ratio of expenses to average daily net
  assets................................     1.79%    1.78%    1.79%    1.81%    1.81%
Ratio of net investment income to
  average daily net assets..............     4.96%    4.32%    4.62%    5.08%    5.45%
Portfolio turnover rate.................      181%      75%     118%     161%      75%

@ These are the fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustments for sales charge.

FORTIS BOND FUNDS

--------------------------------------------------------------------------------

3. FINANCIAL HIGHLIGHTS (continued):

                                                            Class C
                                           ------------------------------------------
                                                      Year Ended July 31,
                                           ------------------------------------------
U.S. GOVERNMENT SECURITIES FUND             2000     1999     1998     1997     1996
-------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 8.93   $ 9.27   $ 9.13   $ 8.85   $ 9.01
                                           ------   ------   ------   ------   ------
Operations:
  Investment income - net...............      .44      .40      .43      .46      .51
  Net realized and unrealized gain
    (loss) on investments...............     (.10)    (.34)     .14      .31     (.15)
                                           ------   ------   ------   ------   ------
Total from operations...................      .34      .06      .57      .77      .36
                                           ------   ------   ------   ------   ------
Distributions to shareholders:
  From investment income - net..........     (.44)    (.40)    (.43)    (.47)    (.52)
  Excess distributions of net realized
    gains...............................       --       --       --     (.02)      --
                                           ------   ------   ------   ------   ------
Total distributions to shareholders.....     (.44)    (.40)    (.43)    (.49)    (.52)
                                           ------   ------   ------   ------   ------
Net asset value, end of year............   $ 8.83   $ 8.93   $ 9.27   $ 9.13   $ 8.85
                                           ------   ------   ------   ------   ------
Total Return @..........................     3.91%     .52%    6.41%    8.96%    4.00%
Net assets end of year (000s omitted)...   $1,606   $3,071   $1,267   $1,444   $1,057
Ratio of expenses to average daily net
  assets................................     1.79%    1.78%    1.79%    1.81%    1.81%
Ratio of net investment income to
  average daily net assets..............     4.93%    4.32%    4.62%    5.07%    5.59%
Portfolio turnover rate.................      181%      75%     118%     161%      75%

@ These are the fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustments for sales charge.

                                                              Class H
                                           ----------------------------------------------
                                                        Year Ended July 31,
                                           ----------------------------------------------
U.S. GOVERNMENT SECURITIES FUND             2000     1999      1998      1997      1996
-----------------------------------------------------------------------------------------
Net asset value, beginning of year......   $ 8.94   $  9.28   $  9.14   $  8.86   $  9.02
                                           ------   -------   -------   -------   -------
Operations:
  Investment income - net...............      .43       .40       .43       .46       .51
  Net realized and unrealized gain
    (loss) on investments...............     (.10)     (.34)      .14       .31      (.15)
                                           ------   -------   -------   -------   -------
Total from operations...................      .33       .06       .57       .77       .36
                                           ------   -------   -------   -------   -------
Distributions to shareholders:
  From investment income - net..........     (.44)     (.40)     (.43)     (.47)     (.52)
  Excess distributions of net realized
    gains...............................       --        --        --      (.02)       --
                                           ------   -------   -------   -------   -------
Total distributions to shareholders.....     (.44)     (.40)     (.43)     (.49)     (.52)
                                           ------   -------   -------   -------   -------
Net asset value, end of year............   $ 8.83   $  8.94   $  9.28   $  9.14   $  8.86
                                           ------   -------   -------   -------   -------
Total Return @..........................     3.79%      .53%     6.40%     8.94%     4.00%
Net assets end of year (000s omitted)...   $8,345   $10,262   $10,816   $10,637   $10,120
Ratio of expenses to average daily net
  assets................................     1.79%     1.78%     1.79%     1.80%     1.81%
Ratio of net investment income to
  average daily net assets..............     4.96%     4.32%     4.62%     5.08%     5.52%
Portfolio turnover rate.................      181%       75%      118%      161%       75%

@ These are the fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustments for sales charge.

--------------------------------------------------------------------------------

                                                     Class A
                                           ---------------------------
                                               Year Ended July 31,
                                           ---------------------------
STRATEGIC INCOME FUND                       2000      1999      1998+
----------------------------------------------------------------------
Net asset value, beginning of year......   $  9.14   $ 10.05   $ 10.00
                                           -------   -------   -------
Operations:
  Investment income - net...............       .69       .61       .42
  Net realized and unrealized gain
    (loss) on investments...............      (.30)     (.89)      .05
                                           -------   -------   -------
Total from operations...................       .39      (.28)      .47
                                           -------   -------   -------
Distributions to shareholders:
  From investment income - net..........      (.71)     (.62)     (.42)
  From net realized gains on
    investments.........................        --      (.01)       --
                                           -------   -------   -------
Total distributions to shareholders.....      (.71)     (.63)     (.42)
                                           -------   -------   -------
Net asset value, end of year............   $  8.82   $  9.14   $ 10.05
                                           -------   -------   -------
Total Return @..........................      4.43%    (2.86%)    4.77%
Net assets end of year (000s omitted)...   $23,087   $22,207   $22,422
Ratio of expenses to average daily net
  assets (a)............................      1.10%     1.10%     1.10%*
Ratio of net investment income to
  average daily net assets (a)..........      7.71%     6.38%     6.22%*
Portfolio turnover rate.................        67%       79%      136%

*      Annualized.
+      For the period December 1, 1997 (commencement of operations) to
       July 31, 1998.
@ These are the fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustments for sales charge.
(a) Advisers has voluntarily undertaken to limit annual expenses for Strategic Income Fund (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.10% of average daily net assets for Class A. For the year ended
       July 31, 2000, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.34% and 7.47% for Class A. For the year ended July 31, 1999, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.44% and 6.04% for Class A. For the period December 1, 1997 to July 31, 1998, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.39% and 5.93% for Class A.

                                                   Class B
                                           -----------------------
                                             Year Ended July 31,
                                           -----------------------
STRATEGIC INCOME FUND                      2000     1999    1998+
------------------------------------------------------------------
Net asset value, beginning of year......   $9.14   $10.05   $10.00
                                           -----   ------   ------
Operations:
  Investment income - net...............     .62      .54      .38
  Net realized and unrealized gain
    (loss) on investments...............    (.30)    (.89)     .05
                                           -----   ------   ------
Total from operations...................     .32     (.35)     .43
                                           -----   ------   ------
Distributions to shareholders:
  From investment income - net..........    (.64)    (.55)    (.38)
  From net realized gains...............      --     (.01)      --
                                           -----   ------   ------
Total distributions to shareholders.....    (.64)    (.56)    (.38)
                                           -----   ------   ------
Net asset value, end of year............   $8.82   $ 9.14   $10.05
                                           -----   ------   ------
Total Return @..........................    3.63%   (3.58%)   4.31%
Net assets end of year (000s omitted)...   $ 806   $  815   $  398
Ratio of expenses to average daily net
  assets (a)............................    1.85%    1.85%    1.85%*
Ratio of net investment income to
  average daily net assets (a)..........    6.96%    5.63%    5.73%*
Portfolio turnover rate.................      67%      79%     136%

*      Annualized.
+      For the period December 1, 1997 (commencement of operations) to July
       31, 1998.
@ These are the fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustments for sales charge.
(a) Advisers has voluntarily undertaken to limit annual expenses for strategic Income Fund (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.85% of average daily net assets for Class B. For the year ended
       July 31, 2000, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 2.09% and 6.72% for Class B. For the year ended July 31, 1999, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 2.19% and 5.29% for Class B. For the period December 1, 1997 to July 31, 1998, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 2.14% and 5.44% for Class B.

FORTIS BOND FUNDS

--------------------------------------------------------------------------------

3. FINANCIAL HIGHLIGHTS (continued):

                                                   Class C
                                           -----------------------
                                             Year Ended July 31,
                                           -----------------------
STRATEGIC INCOME FUND                      2000     1999    1998+
------------------------------------------------------------------
Net asset value, beginning of year......   $9.15   $10.05   $10.00
                                           -----   ------   ------
Operations:
  Investment income - net...............     .62      .55      .38
  Net realized and unrealized gain
    (loss) on investments...............    (.30)    (.89)     .05
                                           -----   ------   ------
Total from operations...................     .32     (.34)     .43
                                           -----   ------   ------
Distributions to shareholders:
  From investment income - net..........    (.64)    (.55)    (.38)
  From net realized gains on
    investments.........................      --     (.01)      --
                                           -----   ------   ------
Total distributions to shareholders.....    (.64)    (.56)    (.38)
                                           -----   ------   ------
Net asset value, end of year............   $8.83   $ 9.15   $10.05
                                           -----   ------   ------
Total Return @..........................    3.63%   (3.49%)   4.35%
Net assets end of year (000s omitted)...   $ 190   $  219   $  194
Ratio of expenses to average daily net
  assets (a)............................    1.85%    1.85%    1.85%*
Ratio of net investment income to
  average daily net assets (a)..........    6.96%    5.63%    5.73%*
Portfolio turnover rate.................      67%      79%     136%

*      Annualized.
+      For the period December 1, 1997 (commencement of operations) to
       July 31, 1998.
@ These are the fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustments for sales charge.
(a) Advisers has voluntarily undertaken to limit annual expenses for strategic Income Fund (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.85% of the average daily net assets for Class C. For the year ended July 31, 2000, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 2.09% and 6.72% for Class C. For the year ended July 31, 1999, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 2.19% and 5.29% for Class C. For the period December 1, 1997 to July 31, 1998, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 2.14% and 5.44% for Class C.

                                                   Class H
                                           -----------------------
                                             Year Ended July 31,
                                           -----------------------
STRATEGIC INCOME FUND                      2000     1999    1998+
------------------------------------------------------------------
Net asset value, beginning of year......   $9.14   $10.05   $10.00
                                           -----   ------   ------
Operations:
  Investment income - net...............     .62      .54      .38
  Net realized and unrealized gain
    (loss) on investments...............    (.30)    (.89)     .05
                                           -----   ------   ------
Total from operations...................     .32     (.35)     .43
                                           -----   ------   ------
Distributions to shareholders:
  From investment income - net..........    (.64)    (.55)    (.38)
  From net realized gains on
    investments.........................      --     (.01)      --
                                           -----   ------   ------
Total distributions to shareholders.....    (.64)    (.56)    (.38)
                                           -----   ------   ------
Net asset value, end of year............   $8.82   $ 9.14   $10.05
                                           -----   ------   ------
Total Return @..........................    3.63%   (3.58%)   4.35%
Net assets end of year (000s omitted)...   $ 810   $  751   $  355
Ratio of expenses to average daily net
  assets (a)............................    1.85%    1.85%    1.85%*
Ratio of net investment income to
  average daily net assets (a)..........    6.96%    5.63%    5.73%*
Portfolio turnover rate.................      67%      79%     136%

*      Annualized.
+      For the period December 1, 1997 (commencement of operations) to
       July 31, 1998.
@ These are the fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions, without adjustment for sales charge.
(a) Advisers has voluntarily undertaken to limit annual expenses for strategic Income Fund (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.85% of the average daily net assets for Class H. For the year ended July 31, 2000, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 2.09% and 6.72% for Class H. For the year ended July 31, 1999, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 2.19% and 5.29% for Class H. For the period December 1, 1997 to July 31, 1998, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 2.14% and 5.44% for Class H.

--------------------------------------------------------------------------------

                                                                      Class A
                                           --------------------------------------------------------------
                                                                Year Ended July 31,
                                           --------------------------------------------------------------
HIGH YIELD PORTFOLIO                        2000       1999       1998       1997      1996+      1995++
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  6.67   $   7.41   $   7.83   $   7.56   $   7.61   $   7.90
                                           -------   --------   --------   --------   --------   --------
Operations:
  Investment income - net...............       .60        .59        .73        .76        .56        .86
  Net realized and unrealized gain
    (loss) on investments...............      (.64)      (.72)      (.40)       .28       (.04)      (.25)
                                           -------   --------   --------   --------   --------   --------
Total from operations...................      (.04)      (.13)       .33       1.04        .52        .61
                                           -------   --------   --------   --------   --------   --------
Distributions to shareholders:
  From investment income - net..........      (.57)      (.61)      (.75)      (.75)      (.55)      (.86)
  Excess distributions of net realized
    gains...............................        --         --         --       (.02)      (.02)      (.04)
                                           -------   --------   --------   --------   --------   --------
Total distributions to shareholders.....      (.57)      (.61)      (.75)      (.77)      (.57)      (.90)
                                           -------   --------   --------   --------   --------   --------
Net asset value, end of year............   $  6.06   $   6.67   $   7.41   $   7.83   $   7.56   $   7.61
                                           -------   --------   --------   --------   --------   --------
Total Return @..........................      (.57%)    (1.76%)     4.31%     14.51%      6.98%      8.07%
Net assets end of year (000s omitted)...   $82,279   $106,921   $113,549   $123,115   $109,401   $113,268
Ratio of expenses to average daily net
  assets................................      1.17%      1.16%      1.17%      1.19%      1.21%*     1.25%*
Ratio of net investment income to
  average daily net assets..............      9.32%      8.54%      9.46%      9.84%      9.87%*    10.61%*
Portfolio turnover rate.................        67%        46%       214%       331%       146%       101%

*      Annualized.
+      For the nine-month period ended July 31, 1996.
++ For the period from November 14, 1994 (commencement of operations) to October 31, 1995.
@ These are the fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                                   Class B
                                           --------------------------------------------------------
                                                             Year Ended July 31,
                                           --------------------------------------------------------
HIGH YIELD PORTFOLIO                        2000      1999      1998      1997      1996+    1995++
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  6.67   $  7.41   $  7.83   $  7.56   $  7.60   $ 7.87
                                           -------   -------   -------   -------   -------   ------
Operations:
  Investment income - net...............       .56       .54       .68       .71       .53      .78
  Net realized and unrealized gain
    (loss) on investments...............      (.64)     (.72)     (.40)      .28      (.04)    (.23)
                                           -------   -------   -------   -------   -------   ------
Total from operations...................      (.08)     (.18)      .28       .99       .49      .55
                                           -------   -------   -------   -------   -------   ------
Distributions to shareholders:
  From investment income - net..........      (.53)     (.56)     (.70)     (.70)     (.51)    (.78)
  Excess distributions of net realized
    gains...............................        --        --        --      (.02)     (.02)    (.04)
                                           -------   -------   -------   -------   -------   ------
Total distributions to shareholders.....      (.53)     (.56)     (.70)     (.72)     (.53)    (.82)
                                           -------   -------   -------   -------   -------   ------
Net asset value, end of year............   $  6.06   $  6.67   $  7.41   $  7.83   $  7.56   $ 7.60
                                           -------   -------   -------   -------   -------   ------
Total Return @..........................     (1.29%)   (2.44%)    3.67%    13.80%     6.62%    7.25%
Net assets end of year (000s omitted)...   $15,279   $22,814   $28,935   $20,388   $12,067   $7,530
Ratio of expenses to average daily net
  assets................................      1.82%     1.81%     1.82%     1.83%     1.86%*   1.90%*
Ratio of net investment income to
  average daily net assets..............      8.66%     7.90%     8.81%     9.24%     9.20%*   9.66%*
Portfolio turnover rate.................        67%       46%      214%      331%      146%     101%

*      Annualized.
+      For the nine-month period ended July 31, 1996.
++ For the period from November 14, 1994 (commencement of operations) to October 31, 1995.
@ These are the fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

FORTIS BOND FUNDS

--------------------------------------------------------------------------------

3. FINANCIAL HIGHLIGHTS (continued):

                                                                    Class C
                                           ---------------------------------------------------------
                                                              Year Ended July 31,
                                           ---------------------------------------------------------
HIGH YIELD PORTFOLIO                        2000      1999      1998      1997      1996+    1995++
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  6.66   $  7.40   $  7.82   $  7.55   $  7.59   $  7.87
                                           -------   -------   -------   -------   -------   -------
Operations:
  Investment income - net...............       .56       .54       .68       .71       .53       .78
  Net realized and unrealized gain
    (loss) on investments...............      (.64)     (.72)     (.40)      .28      (.04)     (.24)
                                           -------   -------   -------   -------   -------   -------
Total from operations...................      (.08)     (.18)      .28       .99       .49       .54
                                           -------   -------   -------   -------   -------   -------
Distributions to shareholders:
  From investment income - net..........      (.53)     (.56)     (.70)     (.70)     (.51)     (.78)
  Excess distributions of net realized
    gains...............................        --        --        --      (.02)     (.02)     (.04)
                                           -------   -------   -------   -------   -------   -------
Total distributions to shareholders.....      (.53)     (.56)     (.70)     (.72)     (.53)     (.82)
                                           -------   -------   -------   -------   -------   -------
Net asset value, end of year............   $  6.05   $  6.66   $  7.40   $  7.82   $  7.55   $  7.59
                                           -------   -------   -------   -------   -------   -------
Total Return @..........................     (1.29%)   (2.44%)    3.67%    13.82%     6.63%     7.12%
Net assets end of year (000s omitted)...   $ 4,224   $ 6,051   $ 8,641   $ 7,037   $ 3,378   $ 2,180
Ratio of expenses to average daily net
  assets................................      1.82%     1.81%     1.82%     1.83%     1.86%*    1.90%*
Ratio of net investment income to
  average daily net assets..............      8.66%     7.90%     8.81%     9.26%     9.21%*    9.83%*
Portfolio turnover rate.................        67%       46%      214%      331%      146%      101%

*      Annualized.
+      For the nine-month period ended July 31, 1996.
++ For the period from November 14, 1994 (commencement of operations) to October 31, 1995.
@ These are the fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                                                    Class H
                                           ---------------------------------------------------------
                                                              Year Ended July 31,
                                           ---------------------------------------------------------
HIGH YIELD PORTFOLIO                        2000      1999      1998      1997      1996+    1995++
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year......   $  6.66   $  7.40   $  7.82   $  7.55   $  7.60   $  7.87
                                           -------   -------   -------   -------   -------   -------
Operations:
  Investment income - net...............       .57       .54       .68       .71       .52       .78
  Net realized and unrealized gain
    (loss) on investments...............      (.64)     (.72)     (.40)      .28      (.04)     (.23)
                                           -------   -------   -------   -------   -------   -------
Total from operations...................      (.07)     (.18)      .28       .99       .48       .55
                                           -------   -------   -------   -------   -------   -------
Distributions to shareholders:
  From investment income - net..........      (.53)     (.56)     (.70)     (.70)     (.51)     (.78)
  Excess distributions of net realized
    gains...............................        --        --        --      (.02)     (.02)     (.04)
                                           -------   -------   -------   -------   -------   -------
Total distributions to shareholders.....      (.53)     (.56)     (.70)     (.72)     (.53)     (.82)
                                           -------   -------   -------   -------   -------   -------
Net asset value, end of year............   $  6.06   $  6.66   $  7.40   $  7.82   $  7.55   $  7.60
                                           -------   -------   -------   -------   -------   -------
Total Return @..........................     (1.13%)   (2.44%)    3.67%    13.82%     6.48%     7.25%
Net assets end of year (000s omitted)...   $36,161   $56,420   $72,415   $63,789   $39,133   $23,862
Ratio of expenses to average daily net
  assets................................      1.82%     1.81%     1.82%     1.83%     1.86%*    1.90%*
Ratio of net investment income to
  average daily net assets..............      8.66%     7.90%     8.81%     9.23%     9.21%*    9.81%*
Portfolio turnover rate.................        67%       46%      214%      331%      146%      101%

*      Annualized.
+      For the nine-month period ended July 31, 1996
++ For the period from November 14, 1994 (commencement of operations) to October 31, 1995.
@ These are the fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

Fortis Income Portfolios, Inc.:

Fortis Advantage Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Fortis U.S. Government Securities Fund, Fortis Strategic Income Fund (funds within Fortis Income Portfolios, Inc.) and Fortis High Yield Portfolio (a portfolio within Fortis Advantage Portfolios, Inc.) as of July 31, 2000 and the related statements of operations for the year then ended, and the statements of changes in net assets for the each of the years in the two-year period ended July 31, 2000 and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fortis U.S. Government Securities Fund, Fortis Strategic Income Fund and Fortis High Yield Portfolio as of July 31, 2000 and the results of their operations, changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota
September 1, 2000

FORTIS BOND FUNDS
FEDERAL INCOME TAX INFORMATION

U.S. GOVERNMENT SECURITIES FUND

DIRECT FEDERAL OBLIGATIONS:
Total Direct Federal Obligations.............    10.98%
Other Securities.............................    89.02%
                                               -------
                                                100.00%
                                               -------

U.S. GOVERNMENT SECURITIES FUND - FEDERAL TAX INFORMATION

Ordinary Income Per Share

                RECORD DATES                     CLASS A    CLASS B    CLASS C    CLASS E    CLASS H
                                                 ---------------------------------------------------
Net Investment Income Per Share
08/31/1999...................................    $0.039     $0.033     $0.033     $0.041     $0.033
09/30/1999...................................     0.039      0.033      0.033      0.041      0.033
10/29/1999...................................     0.040      0.035      0.035      0.042      0.035
11/30/1999...................................     0.041      0.036      0.036      0.043      0.036
12/31/1999...................................     0.041      0.036      0.036      0.043      0.036
01/31/2000...................................     0.042      0.037      0.037      0.044      0.037
02/29/2000...................................     0.043      0.038      0.038      0.045      0.038
03/31/2000...................................     0.043      0.038      0.038      0.045      0.038
04/30/2000...................................     0.043      0.038      0.038      0.045      0.038
05/31/2000...................................     0.043      0.038      0.038      0.045      0.038
06/30/2000...................................     0.043      0.038      0.038      0.045      0.038
07/31/2000...................................     0.043      0.038      0.038      0.045      0.038
                                                 ------     ------     ------     ------     ------
Total Distributions..........................    $0.500     $0.438     $0.438     $0.524     $0.438
                                                 ------     ------     ------     ------     ------

STRATEGIC INCOME FUND - FEDERAL TAX INFORMATION

Ordinary Income Per Share

                RECORD DATES                     CLASS A    CLASS B    CLASS C    CLASS H
                                                 ----------------------------------------
Net Investment Income Per Share
08/31/1999...................................    $0.057     $0.051     $0.051     $0.051
09/30/1999...................................     0.054      0.048      0.049      0.048
10/29/1999...................................     0.055      0.049      0.049      0.049
11/30/1999...................................     0.062      0.055      0.055      0.055
12/31/1999...................................     0.059      0.053      0.053      0.054
01/31/2000...................................     0.060      0.055      0.055      0.055
02/29/2000...................................     0.056      0.051      0.050      0.050
03/31/2000...................................     0.060      0.054      0.054      0.054
04/28/2000...................................     0.055      0.049      0.049      0.049
05/31/2000...................................     0.066      0.060      0.060      0.061
06/30/2000...................................     0.062      0.057      0.057      0.056
07/31/2000...................................     0.064      0.058      0.058      0.058
                                                 ------     ------     ------     ------
Total Distributions..........................    $0.710     $0.640     $0.640     $0.640
                                                 ------     ------     ------     ------

HIGH YIELD - FEDERAL TAX INFORMATION

Ordinary Income Per Share

                RECORD DATES                     CLASS A    CLASS B    CLASS C    CLASS H
                                                 ----------------------------------------
Net Investment Income Per Share
08/31/1999...................................    $0.046     $0.042     $0.042     $0.042
09/30/1999...................................     0.046      0.042      0.042      0.042
10/29/1999...................................     0.046      0.042      0.042      0.042
11/30/1999...................................     0.047      0.043      0.043      0.043
12/31/1999...................................     0.047      0.043      0.043      0.043
01/31/2000...................................     0.048      0.044      0.044      0.044
02/29/2000...................................     0.048      0.044      0.044      0.044
03/31/2000...................................     0.048      0.044      0.044      0.044
04/28/2000...................................     0.049      0.046      0.046      0.046
05/31/2000...................................     0.049      0.045      0.045      0.045
06/30/2000...................................     0.050      0.047      0.047      0.047
07/31/2000...................................     0.050      0.046      0.046      0.046
                                                 ------     ------     ------     ------
Total Distributions..........................    $0.574     $0.528     $0.528     $0.528
                                                 ------     ------     ------     ------

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V.
              Dr. Robert M. Gavin        PRESIDENT, CRANBROOK EDUCATION
                                           COMMUNITY. PRIOR TO JULY 1996,
                                           PRESIDENT MACALESTER COLLEGE
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           PRESIDENT - FORTIS FINANCIAL GROUP,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           SENIOR VICE PRESIDENT, FORTIS
                                           INSURANCE COMPANY
              Phillip O. Peterson        MUTUAL FUND INDUSTRY CONSULTANT;
                                           PARTNER OF KPMG LLP, THROUGH JUNE
                                           1999
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT. PRIOR TO JULY 1995,
                                           VICE PRESIDENT AND TREASURER,
                                           JOSTENS, INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Noel F. Schenker           MARKETING CONSULTANT. PRIOR TO MAY
                                           1996, SENIOR VICE PRESIDENT OF
                                           MARKETING & STRATEGIC PLANNING,
                                           ROLLERBLADE, INC.
              Dr. Lemma W. Senbet        CONSULTANT, INTERNATIONAL FINANCIAL
                                           INSTITUTIONS, THE WILLIAM E. MAYER
                                           PROFESSOR OF FINANCE AND CHAIR,
                                           FINANCE DEPARTMENT, UNIVERSITY OF
                                           MARYLAND, COLLEGE PARK, MD
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Peggy L. Ettestad
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
Dickson W. Lewis
  VICE PRESIDENT
Lucinda S. Mezey
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Melinda S. Urion
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       U.S. Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

                 [LOGO]

                 FORTIS

 Solid partners, flexible solutions-SM-


FORTIS MEANS STEADFAST

Fortis means "steadfast" in Latin. The worldwide Fortis family of companies lives up to the name, and has each day since the 1800s, with flexible solutions tailored to our customers' individual needs. We deliver the stability you require today ... and tomorrow. You can count on it.

Fortis Financial Group provides a wide selection of investment products including annuities, life insurance and mutual funds.

We're part of Fortis, Inc., a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations throughout the United States.

Fortis, Inc. is part of the international Fortis group, which operates in the fields of insurance, banking and investments. Fortis' listed companies are Fortis (B) of Belgium and Fortis (NL) of the Netherlands.

Fortis: steadfast for YOU!

FORTIS FINANCIAL GROUP

Fund management offered through
Fortis Advisers, Inc. since 1949

Securities offered through Fortis
Investors, Inc., member NASD, SIPC

Insurance products issued by
Fortis Benefits Insurance Company
& Fortis Insurance Company

P.O. Box 64284, St. Paul, MN 55164-0284
Telephone (800) 800-2000
http://www.ffg.us.fortis.com


FORTIS FINANCIAL GROUP                                 ----------------------
P.O. Box 64284                                               Bulk Rate
St. Paul, MN 55164-0284                                     U.S. Postage
                                                                PAID
Fortis Bond Funds                                         Permit No. 3794
                                                          Minneapolis, MN
                                                       ----------------------






The Fortis brandmark and Fortis-Registered Trademark- are servicemarks of Fortis (B) and Fortis (NL).

98561 -C- Fortis, Inc. 9/00